UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811-5104



                          Capital World Bond Fund, Inc.
               (Exact Name of Registrant as specified in charter)

                              333 South Hope Street
                          Los Angeles, California 90071
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (213) 486-9200

                   Date of fiscal year end: September 30, 2004

                  Date of reporting period: September 30, 2004





                                Julie F. Williams
                     Capital Research and Management Company
                              333 South Hope Street
                          Los Angeles, California 90071
                     (name and address of agent for service)


                                   Copies to:
                                 Michael Glazer
                      Paul, Hastings, Janofsky & Walker LLP
                             515 South Flower Street
                          Los Angeles, California 90071
                          (Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds(R)]

The right choice for the long term(R)

CAPITAL WORLD BOND FUND

[photo of large binoculars on a tripod sitting on a wood observation deck]

Examining the details within the big picture

Annual report for the year ended September 30, 2004

CAPITAL WORLD BOND FUND(R) seeks to maximize long-term total return, consistent with prudent management, by investing primarily in a global portfolio of investment-grade bonds denominated in U.S. dollars and other currencies. The fund may also invest in lower quality, high-yield debt securities.

This fund is one of the 29 American Funds, the nation's third-largest mutual fund family. For more than seven decades, Capital Research and Management Company,(SM) the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

FIGURES SHOWN ARE PAST RESULTS FOR CLASS A SHARES AND ARE NOT PREDICTIVE OF RESULTS IN FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. SHARE PRICES AND RETURNS WILL VARY, SO INVESTORS MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM. FUND RESULTS SHOWN, UNLESS OTHERWISE INDICATED, ARE AT NET ASSET VALUE. IF A SALES CHARGE (MAXIMUM 3.75%) HAD BEEN DEDUCTED, THE RESULTS WOULD HAVE BEEN LOWER.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2004:

                                                                    1 year           5 years          10 years
Class A shares
Reflecting 3.75% maximum sales charge                               +3.89%           +6.99%            +7.04%

The fund's 30-day yield for Class A shares as of October 31, 2004, calculated in accordance with the Securities and Exchange Commission formula, was 3.43%, which reflects a fee waiver (3.40% without the fee waiver). The fund's distribution rate for Class A shares as of that date was 3.85%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund's past dividends paid to shareholders. Accordingly, the fund's SEC yield and distribution rate may differ.

Results for other share classes can be found on page 26. Please see the inside back cover for important information about other share classes.

The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund.

Investing in non-U.S. bonds is subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation and illiquidity. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal. For more complete information, please read the prospectus.

FELLOW SHAREHOLDERS:

[photo of large binoculars on a tripod sitting on a wood pier]

This past fiscal year was marked by a stronger global economy and surging oil prices. Nonetheless, global bond markets posted modest gains. The U.S. dollar declined in value against most major currencies, enhancing returns on non-U.S. dollar denominated bonds for shareholders.

For the 12 months ended September 30, 2004, Capital World Bond Fund produced a total return of 8.0%. Dividends paid by the fund totaled 78 cents a share, and shareholders who reinvested them earned an income return of 4.3%. Those who elected to receive distributions in cash earned an income return of 4.2%. The fund's total return outpaced the 6.5% gain by the Lehman Brothers Global Aggregate Bond Index, which is unmanaged and does not include expenses. It also bested the 5.8% average return of the 94 global income funds tracked by Lipper.

A pickup in economic growth typically has a negative impact on bond prices because it frequently leads to greater inflationary pressures and higher interest rates. Under those conditions, prices of outstanding bonds, which move inversely to yields, usually fall. Unconventionally, however, bond prices only slightly decreased in most markets around the world, as inflation remained tame. Nevertheless, income returns and currency appreciation more than offset that depreciation in price.

UNITED STATES

The fiscal year began in October 2003, with news that the U.S. economy had grown at an astounding annualized rate of 7.4% during the three months ended September 30, 2003. Despite this growth, bond prices moved within a narrow range. Shortly after the start of the calendar year, however, bond prices climbed higher as the employment market remained lackluster and inflation low. U.S. Treasuries were further supported by strong demand from foreign central banks, particularly those in Asia.

By April, bond prices declined on the heels of surprisingly strong economic data, and the market anticipated a Federal Reserve Board rate increase. On June 30, the Fed increased the target for the federal funds rate (the rate at which banks lend to one another on an overnight basis) by a quarter point. It followed with two similar hikes in August and September, bringing the rate to 1.75%. During the summer, it was evident that the economy was slowing. Yields on short-term Treasury notes rose, while intermediate and long-term bond yields drifted lower, a sign that investors were less concerned about future inflation risk.

Though this was a volatile 12-month period, U.S. government securities managed to post modest returns, while investment-grade corporate credits fared better. High-yield bonds were the strongest, eclipsing the returns of the other asset classes.

[Begin Sidebar]

(as of September 30, 2004,                               Cumulative              Average annual
with all distributions reinvested)                      total return              total return

Results at a glance

1 year                                                      +8.0%                        --
5 years                                                    +45.7%                     +7.8%
10 years                                                  +105.1%                     +7.4%
Lifetime (since August 4, 1987)                           +267.1%                     +7.9%

[End Sidebar]

EUROPE

Economic data in Europe were mixed, with some economies picking up steam and others remaining sluggish. In general, bond yields moved sympathetically with those in the United States. The recovery in the euro zone was relatively anemic, as its larger constituents continued to struggle with high unemployment, poor consumer demand and the effects of a stronger euro. However, business confidence strengthened, and there were signs that global growth was helping exports. The European Central Bank kept its key lending rate on hold at 2%, where it has been since June 2003.

In sharp contrast, the United Kingdom's economy continued to improve. Consumer debt and housing prices reached historically high levels, prompting the Bank of England to move aggressively and raise short-term interest rates a quarter point five times since November. Sweden, on the other hand, lowered short-term rates, as inflation declined unexpectedly, largely due to lower import prices. In local currency terms, returns on European government bonds were in line with those of their U.S. counterparts. However, when translated into U.S. dollars, returns were enhanced. The historically high U.S. current account deficit -- a broad measure of imports and exports -- and low relative interest rates put pressure on the dollar, allowing currencies like the euro, British pound and Swedish krona to strengthen.

JAPAN

Japan's economy continued to mend, fueled by acceleration of exports, business investments and consumer spending. Deflationary fears began to recede. To help support the recovery, the central bank maintained its zero percent short-term interest rate policy. Additionally, the bank attempted to curb the strength of the Japanese yen through currency market interventions. With that backdrop, gains from the world's lowest yielding government bond market were relatively small. While the fund has a comparatively low exposure to Japanese bonds, it has recently increased its weighting in the yen.

CORPORATE BONDS

Corporate bonds account for nearly 25% of the fund's assets. During the fiscal year, this sector benefited from improving corporate fundamentals -- a stronger economy, profits and credit quality. In general, lower quality securities outpaced higher quality bonds, aided by an overall improvement in the high-yield market since late 2002. Holdings in commercial banks, diversified telecommunication services and multi-utilities were particularly additive to the fund's overall returns.

DEVELOPING MARKETS

Bonds from developing markets, particularly highly indebted countries, weakened considerably during the spring months. However, they have since rebounded, recording solid returns for the fiscal year. Several countries benefited from credit upgrades by rating agencies, progress on structural reforms and higher commodity prices. Ten countries, from Central Europe and the Mediterranean, joined the European Union in May; this helped investments in Poland and Hungary, two of the countries that became members of the union. The fund's holdings in South Korea, Bulgaria, Brazil and Russia also did relatively well. Bonds from emerging markets account for 17% of the fund's assets.

LOOKING AHEAD

Although interest rates have begun to rise in several major economies around the world, the outlook for further increases remains uncertain. In an effort to protect shareholder principal in this environment, the fund increased its exposure to shorter term bonds, thereby reducing its average effective maturity to 6.57 years at the end of the fiscal year from 7.11 years at the start. The fund remains broadly invested, with over 500 securities from nearly 50 countries, limiting its exposure to any one market. We continue to rely on our in-depth global research to find undervalued bonds from all corners of the world. To learn more about the fund's investment process, please see our feature article beginning on page 4, "Examining the details within the big picture."

Cordially,

/s/ Paul G. Haaga, Jr.

Paul G. Haaga, Jr.
Chairman of the Board

/s/ Abner D. Goldstine

Abner D. Goldstine
President

November 12, 2004

For current information about the fund, visit americanfunds.com.

THE VALUE OF A LONG-TERM PERSPECTIVE

HOW A $10,000 INVESTMENT HAS GROWN OVER THE FUND'S LIFETIME

Fund figures reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.(1) Thus, the net amount invested was $9,625.

[begin mountain chart]

Year            Capital         Consumer          Lehman Brothers      Citigroup World
Ended           World           Price Index       Global Aggregate     Government Bond       Original
September 30    Bond Fund(2)    (inflation)(4)    Bond Index (2,3)     Index (2)             Investment

1987 (5)        $9,589          $10,105           $ 9,866              $ 9,866               $10,000
1988            $10,852         $10,527            11,281               11,281               $10,000
1989            $11,444         $10,984            12,014               12,014               $10,000
1990            $12,354         $11,661            12,949               12,920               $10,000
1991            $14,343         $12,056            14,937               14,863               $10,000
1992            $15,699         $12,417            17,259               17,583               $10,000
1993            $17,332         $12,750            18,744               19,190               $10,000
1994            $17,225         $13,128            18,716               19,537               $10,000
1995            $20,343         $13,462            21,670               22,699               $10,000
1996            $21,903         $13,866            22,913               23,652               $10,000
1997            $22,863         $14,165            24,155               24,222               $10,000
1998            $24,330         $14,376            27,263               27,026               $10,000
1999            $24,252         $14,754            26,852               27,155               $10,000
2000            $23,308         $15,264            26,269               26,096               $10,000
2001            $24,748         $15,668            28,363               27,834               $10,000
2002            $26,967         $15,905            31,023               30,748               $10,000
2003            $32,721         $16,274            34,903               35,172               $10,000
2004            $35,325         $16,687            37,178               37,634               $10,000

[end mountain chart]


AVERAGE ANNUAL TOTAL RETURNS
(based on a $1,000 investment with all distributions reinvested)

                            For periods ended 9/30/04

Class A shares*
1 year                                         +3.89%
5 years                                        +6.99%
10 years                                       +7.04%

Assumes payment of the 3.75% maximum initial sales charge. The maximum initial sales charge was 4.75% prior to January 10, 2000.

*Results for other share classes can be found on page 26.

(1) As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
(2) With dividends and capital gains reinvested or interest compounded.
(3) Lehman Brothers Global Aggregate Bond Index did not exist until December 31, 1989. For the period August 4, 1987, to December 31, 1989, the Citigroup World Government Bond Index (formerly the Salomon Brothers World Government Bond Index) results were used.
(4) Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
(5) For the period August 4, 1987 (when the fund began operations), through September 30, 1987.

The market indexes are unmanaged and do not reflect sales charges, commissions or expenses.

Past results are not predictive of future results. The results shown are before taxes on fund distributions and sale of fund shares.



EXAMINING THE DETAILS WITHIN THE BIG PICTURE

Investing from the top down and the bottom up

Over the past 15 years, the global fixed-income market has grown tremendously, from over $10 trillion to nearly $45 trillion.(1) Its reach has expanded beyond developed countries' government bonds to include mortgage-backed securities, corporate bonds (both investment grade and high yield), and emerging markets government bonds. However, with that diversity and breadth comes greater complexity for the investment manager.

Capital World Bond Fund uses a combination of "top-down" and "bottom-up" analysis to navigate this ever-expanding universe. We will explain this dual approach, discussing our global macroeconomic (top-down) analysis, as well as our in-depth credit (bottom-up) research. Both are important and complementary in our pursuit of attractive, undervalued bonds with good long-term total return potential.

A TOP-DOWN WORLD VIEW

Macroeconomic factors are key drivers of markets and affect the fundamental values of the bonds in your portfolio. Conditions in one part of the globe often affect other regions. Consequently, Capital World Bond Fund's five portfolio counselors must understand the macroeconomic -- or big-picture -- environment of the nearly 50 countries in which the fund is invested. It is a great undertaking, one that is facilitated by the global reach of the fund's investment adviser, Capital Research and Management Company, which has more than 120 investment professionals based in 11 research offices around the world.

A cornerstone of our top-down analysis is Capital Strategy Research (CSR), an affiliate of Capital Research and Management Company. This 13-member group, spread across three continents, provides the fund's management team with economic, political, quantitative and accounting support. Among many other things, they analyze economic and market trends, closely monitoring a wide spectrum of economic variables such as employment, inflation, gross domestic product and the balance of payments. "Those variables are public and widely followed," explains one of CSR's U.S. economists, Elizabeth O'Connor. "What gives us an edge is the bottom-up data that we factor in. We collaborate with our company analysts to get a sense of real-time activity at the company and industry levels -- capital spending, demand, pricing power and inventory -- that might not be fully reflected in reported economic data." Philip Chitty, CSR's London-based European economist, adds, "It is a joint effort among experienced portfolio counselors, equity and debt research analysts and CSR's economic analysts."

GOVERNMENT POLICIES ARE PART OF THIS VIEW

Government bodies can greatly affect our investments, through fiscal, monetary and regulatory policies. Each of these must be assessed. For example, it is important to know what central banks around the world are doing to manage interest rates and money supply. Our investment professionals comb through each country's monetary policy statements, scrutinizing the language for clues to future actions that might impact key interest rates. We also evaluate government spending, external account balances and tax structures.

Robert Neithart, one of the fund's portfolio counselors and an emerging markets debt specialist, comments, "We have access to traditional brokerage research. We meet with outside economists and financial consultants. But what sets us apart is our unparalleled global research, which has long been a hallmark of Capital Research." Darrell Spence, another CSR U.S. economist, adds, "There are times when fixed-income markets overreact to perceived trends or specific events. The depth and breadth of our macroeconomic and political analysis offer us additional insights and opportunities to do some `myth busting,' helping us to stay ahead of the market and take advantage of inefficiencies."

[Begin Pull Quote]
[photo of Elizabeth O'Connor]
What gives us an edge is the bottom-up data that we factor in. We collaborate with our company analysts to get a sense of real-time activity at the company and industry levels -- capital spending, demand, pricing power and inventory -- that might not be fully reflected in reported economic data."
-- Elizabeth O'Connor, Capital Strategy Research U.S. economist
[End Pull Quote]

[photo of a viewfinder]

[Begin Sidebar]
Our in-depth research focuses on the details while always keeping the big picture in view.
[End Sidebar]

[Begin Sidebar]
DURATION: the change in a bond's value for each 1% change in interest rates. Duration is measured in years. In general, the shorter a bond's duration, the less sensitive its price is to interest rate changes.

YIELD CURVE: a graph showing the current yield of bonds from short maturities to long maturities. Under most conditions, this curve slopes upward, with longer term bonds providing higher yields.

HEDGE: a strategy designed to manage financial risk. Investors can increase or decrease currency exposures by buying or selling forward contracts.
[End Sidebar]

MANAGING OUR GLOBAL INTEREST RATE EXPOSURE

Like all bonds, those in your fund's portfolio are affected by interest rate changes. When interest rates go up, the prices of outstanding bonds go down -- like a seesaw. The longer a bond's maturity, the farther out it is on the seesaw, causing its price to fluctuate more than those of comparable bonds with shorter maturities.

The fund's average maturity is one measurement of its sensitivity to interest rate changes; its duration is another. Capital Research has global duration strategy teams that are composed of portfolio counselors, economists, analysts and traders, examining virtually every factor -- such as inflation, economic growth, exchange rates and government policies in the United States, Europe and Japan -- that might influence the level and direction of interest rates, both near term and long term. The groups make recommendations to help our investment professionals adjust the duration of the fund accordingly -- shortening duration to protect the portfolio from rising rates and lengthening it to take advantage of declining rates.

Thomas Hogh, a portfolio counselor for the fund and a member of both the U.S. and European duration strategy teams, explains, "There is no right or wrong way of forecasting interest rates, but there is only one right answer. What is most important is to look at it from a variety of angles, in order to make sure we understand the risks and rewards involved in making a duration decision for the fund."

Anticipating changes in the shape of the yield curve is also critical to finding value in any bond market. The shape of the yield curve changes and is influenced by market supply and demand, as well as by macroeconomic factors. "We have a dedicated group within CSR," comments quantitative analyst Wesley Phoa, "that monitors yield curves and technical aspects of global bond markets to help identify opportunities that might arise from those changes."

WEIGHING CURRENCY RELATIONSHIPS

Any direct investment in foreign bonds introduces currency risk. Currency fluctuations can either enhance or hinder investment results. Some global bond funds are fully hedged back into U.S. dollars, reducing volatility but also limiting any possible currency returns. Capital World Bond Fund is not fully hedged; rather, its currency exposure is actively managed. Capital Research's currency analysts carefully monitor the relationships among the 15 currencies in your fund's portfolio. They make recommendations, keeping a keen eye on factors such as relative inflation, interest rate differentials and current account balances, any of which might affect those relationships. The fund may hedge an exposure to a certain currency to limit risk, or it may strive to take advantage of currency fluctuations that could be additive to fund results.

BOTTOM-UP BOND SELECTION

While top-down analysis sets the stage for investment decisions, fundamental bottom-up analysis governs most of our individual security selections. Bonds enter or leave your fund's portfolio based on our assessment of their intrinsic value.

Most bonds are assigned a credit rating reflecting their default risk by agencies such as Moody's and Standard & Poor's. In general, bonds of highly rated issuers trade at lower yields than those of lower rated issuers. However, sometimes a bond's intrinsic value is not fully reflected in its credit rating or yield. Therein may lie the seed of an opportunity.

Capital Research's fixed-income analysts continually assess the credit strength of each issuer whose securities we hold to determine whether it is likely to improve or deteriorate over time. "We scrutinize quantitative factors, such as the balance sheet, cash flows and capital structure," says utilities and auto analyst Vantil Charles. "But statistics don't tell the whole story." To get a fuller picture of an issuer's qualitative strengths, our fixed-income analysts join forces with our equity analysts. Typically, several of our analysts follow a given company, offering many viewpoints on one issuer. European telecommunications analyst Kirstie Spence comments, "I usually travel with my equity counterparts when meeting with a company's management team. It is always revealing when management talks about its plans for a company's free cash flows. As a bond analyst, I like to hear that cash flow will go to pay down debt, but an equity analyst might prefer that it be used to pay dividends or buy back stock."

[Begin Pull Quote]
[photo of Vantil Charles]
We scrutinize quantitative factors, such as the balance sheet, cash flows and capital structure, but statistics don't tell the whole story."
-- Vantil Charles, utilities and auto analyst
[End Pull Quote]

[Begin Pull Quote]
[photo of Darrell Spence]
There are times when fixed-income markets overreact to perceived trends or specific events. The depth and breadth of our macroeconomic and political analysis offer us additional insights and opportunities to do some `myth busting,' helping us to stay ahead of the market and take advantage of inefficiencies." -- Darrell Spence, Capital Strategy Research U.S. economist [End Pull Quote]

[Begin Sidebar]
TOP DOWN, BOTTOM UP

Both top-down and bottom-up analyses are used to build Capital World Bond Fund's portfolio. One often feeds into the other in the fund's investment process. The end result is a fund with a broad portfolio of over 500 securities in nearly 50 countries and 15 currencies.

[photo of a telescope]

[illustration: elliptical sphere

TOP-DOWN ANALYSIS pointing to BOTTOM-UP ANALYSIS pointing to TOP-DOWN ANALYSIS on the outer rim of the sphere

CAPITAL WORLD BOND FUND PORTFOLIO in the middle of the sphere with TOP-DOWN ANALYSIS and BOTTOM-UP ANALYSIS pointing to the fund
[end illustration]

TOP-DOWN ANALYSIS:
broad-based, big-picture analysis

o Macroeconomic assessment
o Political analysis
o Interest rate outlook
o Currency forecast

BOTTOM-UP ANALYSIS:
fundamental analysis of individual securities

o Fundamental issuer analysis
o Sector analysis
o Relative security valuation
o Bond terms and provisions
[End Sidebar]

Last year, Capital Research's investment professionals collectively made more than 7,000 company research visits to over 50 countries. European bank and capital goods analyst Nicholas Whyatt notes, "It is important for bond analysts to have multiple perspectives on the same underlying credit, since some issuers have dozens of outstanding bonds with different characteristics." As always, the analysts' goal is to discover discrepancies between the agency ratings and our internal credit assessment.

TOP DOWN MEETS BOTTOM UP

The bond market tends to group issuers from the same industries. Capital Research's analysts form "clusters" composed of analysts with similar areas of expertise. These clusters meet regularly to share ideas and cross-reference notes. These interactions broaden an analyst's knowledge base of the companies and industries across several different countries he or she follows. In addition, analysts deepen their understanding of trends that can have implications for issuers within their coverage. Susan Tolson, portfolio counselor and high-yield bond specialist, notes, "Companies rated below investment grade, for example, tend to be highly leveraged, and the competitive environment and the strength of the economy can be critical to their ability to thrive or survive." In this sense, our big picture view helps to determine the credit outlook for a company.

Sector analysis also blends our top-down and bottom-up research. Sector analysis involves selecting where to invest among corporate, government, and mortgage- and asset-backed securities across major bond markets. Macroeconomic variables combined with fundamental factors help us determine which sectors, and which issuers within them, might prosper during different phases of an economic cycle. Portfolio counselor James Mulally explains, "Being attentive to the full range of developments -- whether industry specific or macroeconomic in nature -- can influence perceptions of sector relationships and the outlook for specific investments."

MULTIPLE PERSPECTIVES FEED THE FUND

The result of this extensive, collaborative effort that looks at bonds from every angle is a buy or sell decision of high conviction by the fund's portfolio counselors and analysts. A group of experienced bond traders in the United States and London executes these decisions. These traders also operate as a clearinghouse for information between the fund's investment professionals and dealers in the market.

"We are not perfect and not all of the fund's investments have been good ones. But over the long haul, our thorough approach has led to more right decisions than wrong ones, resulting in attractive returns for our shareholders," explains portfolio counselor Mark Dalzell. Over its 17-year lifetime, the fund has produced an average annual total return of 7.9%. Along the way, shareholders have gained access to a world of income opportunities through a diversity of bonds that would be difficult for individuals to replicate. Importantly, shareholders have also gained access to a diversity of perspectives and expertise, which combine to serve our shareholders and aim to protect their investments.

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For the most current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower.

[Begin Pull Quote]
[photo of Nicholas Whyatt]
It is important for bond analysts to have multiple perspectives on the same underlying credit, since some issuers have dozens of outstanding bonds with different characteristics." -- Nicholas Whyatt, European bank and capital goods analyst
[End Pull Quote]

[Begin Sidebar]
[photo of a viewfinder]

THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM

[pie chart: pie segments denoting portfolio counselors; one exploding pie segment further broken down to denote research portfolio analysts]

AN EXPERIENCED GLOBAL TEAM

In an ever-growing and changing global fixed-income market, experience is valuable. Capital Research's investment professionals bring great diversity in ideas and styles and a wealth of experience to the table with the multiple portfolio counselor system.

o 5 portfolio counselors -- four global bond generalists and one global corporate high-yield specialist -- each independently manages your fund's assets.
o A group of globally oriented research analysts cooperatively manages the sixth portion of the fund.

The portfolio  counselors and analysts dedicated to your fund can also draw upon
the  vast  experience  and  research  of  other  Capital   Research   investment
professionals:

o  20 fixed-income analysts
o  13 Capital Strategy Research analysts
o  12 fixed-income and foreign exchange traders
o  100 other Capital Research investment professionals.


                                    YEARS OF               YEARS WITH
                                   INVESTMENT           CAPITAL RESEARCH             AREA(S) OF
PORTFOLIO COUNSELOR                EXPERIENCE*            OR AFFILIATE*            SPECIAL INTEREST

Mark Dalzell                           27                      16                   Japan
Thomas Hogh                            18                      15                   Duration strategy, dollar bloc
James Mulally                          28                      24                   Sector rotation
Robert Neithart                        17                      17                   Emerging markets
Susan Tolson                           16                      15                   Global corporate high-yield

*As of the prospectus dated 12/1/04.
[End Sidebar]

ABOUT YOUR FUND

Beginning with this report, a summary portfolio, approved under rules adopted by the Securities and Exchange Commission this year, will replace the complete listing of portfolio holdings used in previous shareholder reports. This summary portfolio is designed to streamline the report and help investors better focus on a fund's principal holdings. The schedule includes each of the fund's 50 largest holdings and investments of any issuer for which the total value of all holdings in that issuer exceeds 1% of the fund's net assets. A complete schedule of portfolio holdings is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or accessing the U.S. Securities and Exchange Commission website at www.sec.gov.

PORTFOLIO SUMMARY
Percent of net assets as of September 30, 2004

[begin pie chart]
Non-U.S. government/agency securities          54.5%
Non-U.S. corporate bonds                       15.5%
U.S. Treasury notes & bonds                    11.7%
U.S. corporate bonds                            8.5%
Mortgage- and asset-backed securities           3.1%
U.S. government agency notes & bonds            2.0%
Other securities                                0.2%
Cash & equivalents                              4.5%
[end pie chart]

NET ASSETS AND PORTFOLIO TURNOVER

                             Fund net assets              Portfolio
Fiscal year                    (millions)                 turnover

2004                              $1,635                    79%
2003                               1,037                    83
2002                                 577                    48
2001                                 408                    61
2000                                 418                    52

EXPENSE RATIOS
as of September 30, 2004

Capital World Bond Fund (Class A shares)                              1.02%*
Lipper average of global income funds
     (front-end load funds only)                                      1.24

*Capital Research and Management Company reduced fees for investment advisory services. Had such fees not been reduced, the expense ratio would have been 1.03%.

CAPITAL WORLD BOND FUND NET ASSETS
as of September 30, 2004

                                         Before             After
                                        currency          currency
                                         hedging           hedging

United States                             39.0%             29.4%
Europe                                    47.1              47.5
Japan                                      9.0              18.0
Dollar bloc*                               2.1               2.3
Other+                                     2.8               2.8

Securities and currency weightings may differ due to the fund's use of hedging techniques designed to control its exposure to fluctuations in exchange rates. Short-term investments, cash equivalents, receivables and payables are included in the securities weighting.
*Dollar bloc includes Australia, Canada and New Zealand.
+Mexico and South Korea

WHERE THE FUND'S ASSETS ARE INVESTED...
....and how those markets have done over the past year
as of September 30, 2004

                                          Capital World Bond Fund                Government bond
                                                                             market total returns(3)
                                                                                 12 months ended
                                                                               September 30, 2004
                                                 Currency
                                                 weighting                  In local          In U.S.
Country                                       (after hedging)               currency          dollars

European Monetary Union1                           35.7%                       4.3%            11.3%
United States(2)                                   29.4                        2.6              2.6
Japan                                              18.0                        1.4              2.8
Poland                                              3.2                        3.2             15.5
Sweden                                              3.2                        5.3             11.9
South Korea                                         1.5                         --*              --*
Turkey                                              1.4                         --*              --*
United Kingdom                                      1.4                        3.7             12.9
Canada                                              1.3                        4.6             11.5
Mexico                                              1.3                         --*              --*
Denmark                                             1.0                        4.3             11.0
Hungary                                             1.0                         --*              --*
New Zealand                                         0.6                        3.9             18.3
Norway                                              0.6                        7.2             12.3
Australia                                           0.4                        5.8             12.8

(1) Euro-denominated bonds including corporate and European government debt. European Monetary Union consists of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain.
(2) Includes U.S. dollar-denominated bonds of other countries, totaling 14.4%.
(3) Source: Citigroup World Government Bond Index, based on bonds with remaining maturities of at least one year.
*This market is not included in the Citigroup World Government Bond Index.


INVESTMENT PORTFOLIO, September 30, 2004

                                                                                         Principal       Market       Percent
                                                                                            amount        value        of net
BONDS AND NOTES  - 95.36%                                                                    (000)        (000)        assets

Euro  -  35.51%
German Government:
 5.00% 2005                                                                      Euro        9,150  US$  11,632
 6.50% 2005                                                                                  8,000       10,359
 4.50% 2006                                                                                  7,215        9,280
 5.25% 2008                                                                                 19,401       25,796
 5.375% 2010                                                                                10,900       14,848
 5.25% 2011                                                                                 37,470       50,928
 5.00% 2012                                                                                 12,200       16,363
 4.50% 2013                                                                                 18,250       23,705
 6.25% 2024                                                                                 12,750       19,387
 6.25% 2030                                                                                 12,765       19,617
 4.50%-6.875% 2005-2031                                                                     21,630       29,212        14.14%

France (Republic of) Treasury Note 5.00% 2006                                                6,000        7,697
French Government:
 OAT 4.00% 2009                                                                             22,550       28,905
 OAT 5.00% 2011                                                                             22,220       29,866
 OAT Strip Principal 0% 2019                                                                15,200        9,691
 OAT 4.75%-5.50% 2008-2035                                                                  10,484       13,960          5.51

Netherlands Government:
 5.25% 2008                                                                                  5,750        7,696
 3.75% 2009                                                                                  9,045       11,488
 5.50%-7.50% 2006-2028                                                                      18,995       26,220          2.78

Spanish Government:
 4.80% 2006                                                                                    250          324
 6.00% 2008                                                                                  5,590        7,607
 6.15% 2013                                                                                  9,000       12,991          1.28

Belgium (Kingdom of) 3.75% 2009                                                              7,490        9,509           .58

United Mexican States Government Eurobonds, Global 7.50% 2010                                6,450        9,202           .56

Deutsche Telekom International Finance BV 8.125% 2012   (1)                                  5,345        8,294           .51

Other securities                                                                                        166,067         10.15
                                                                                                        580,644         35.51

Japenese yen  -  8.99%
Japanese Government:
 0.10% 2005                                                                      Y       4,187,750       38,128
 0.90% 2008                                                                              4,475,000       41,450
 1.80% 2010                                                                                875,000        8,428
 0.50% 2013                                                                              4,768,900       40,542
 0.40%-0.50% 2006-2007                                                                     497,000        4,553          8.14

Fannie Mae 2.125% 2007                                                                     570,000        5,465           .33

Spain (Kingdom of) 3.10% 2006                                                              370,000        3,553           .22

Other securities                                                                                          4,884           .30
                                                                                                        147,003          8.99

Polish zloty  -  3.24%
Polish Government:
 8.50% 2007                                                                      PLZ       131,500       38,686
 6.00%-8.50% 2006-2010                                                                      50,300       14,324          3.24

                                                                                                         53,010          3.24

Swedish kronor  -  2.98%
Swedish Government:
 5.00% 2009                                                                      SKr       180,750       26,160
 5.25% 2011                                                                                 99,000       14,548
 3.50%-8.00% 2006-2007                                                                      26,000        3,804          2.72

Other securities                                                                                          4,170           .26

                                                                                                         48,682          2.98

South Korean won  -  1.55%
Korean Government 4.50% 2008                                                     KRW    28,200,000       25,311          1.55

British pounds  -  1.40%
United Kingdom:
 5.00% 2008                                                                      Pound       4,150        7,585
 4.25%-8.50% 2005-2032                                                                       5,875       10,939          1.13

Other securities                                                                                          4,415           .27

                                                                                                         22,939          1.40

Turkish lira  -  1.40%
Turkey (Republic of) Treasury Bill:
 0% 2005                                                                        TRL 28,839,500,000       15,718
 0% 2004-2005                                                                       11,649,800,000        7,164          1.40

                                                                                                         22,882          1.40

Mexican pesos  -  1.25%
United Mexican States Government:
 Series M10, 10.50% 2011                                                         MXP        10,011          937
 Series M10, 8.00% 2013                                                                     97,500        7,541
  8.00% 2023                                                                               171,187       11,884          1.25

                                                                                                         20,362          1.25

Canadian dollars  -  1.13%
Canadian Government 4.25%-8.00% 2007-2023                                        C$         20,200       17,598          1.08

Other securities                                                                                            830           .05

                                                                                                         18,428          1.13

Hungarian forints  -  1.00%
Hungarian Government 6.25%-8.50% 2006-2013                                       HUF     3,556,380     16,417          1.00

Norwegian kroner  -  0.58%
Norwegian Government 6.00% 2011                                                  NOK        57,500      9,571           .58

U.S. dollars  -  34.41%
U.S. Treasury Obligations:
 1.125% 2005                                                                     US$        11,025       10,948
 6.75% 2005                                                                                 16,495       16,969
 4.75% 2008  (2)                                                                            14,500       15,377
 5.75% 2010  (2)                                                                            24,550       27,377
 5.00% 2011  (2)                                                                            10,350       11,125
 4.25% 2013                                                                                 33,250       33,754
 8.125% 2019                                                                                 6,500        8,901
 5.25% 2029                                                                                 29,750       30,968
 1.625%-8.875% 2005-2030 (1)  (2)  (3)                                                      32,736       36,159         11.72

Fannie Mae:
 6.625% 2009  (2)                                                                            9,000       10,152
 3.78%-6.00% 2007-2034 (1)  (2)  (4)                                                        11,642       11,936          1.35

Freddie Mac:
 6.625% 2009  (2)                                                                            9,000       10,165
 3.50%-6.00% 2007-2032 (1) (4)                                                               7,644        7,757          1.10

Russian Federation:
 8.25% 2010                                                                                 11,950       13,024
 5.00% 2030 (1)  (4)                                                                         4,250        4,112          1.05

Polish Government 5.25% 2014                                                                 2,000        2,073           .13

United Mexican States Government Global 4.625%-10.375% 2008-2009                             1,275        1,345           .08

Other securities                                                                                        310,447         18.98

                                                                                                        562,589         34.41

OTHER CURRENCIES - 1.92%                                                                                 31,313          1.92


TOTAL BONDS AND NOTES (cost: $1,447,937,000)                                                          1,559,151         95.36


RIGHTS AND WARRANTS  - 0.00%

Total rights and warrants (cost: $52,000)                                                      US$           -*           .00


PREFERRED STOCKS  - 0.02%

Total preferred stocks (cost: $552,000)                                                        US$          332           .02


COMMON STOCKS  - 0.10%

Total common stocks (cost: $1,164,000)                                                         US$        1,621           .10


                                                                                         Principal
                                                                                            amount
SHORT-TERM SECURITIES  - 3.08%                                                               (000)


Barton Capital Corp. 1.75% due 10/1/2004 (5)                                     US$        12,400           12,399           .76
Rio Tinto PLC 1.74% due 10/5/2004 (5)                                                       10,000            9,998           .61
KfW International Finance Inc. 1.74% due 10/6/2004 (5)                                      10,000            9,997           .61
GlaxoSmithKline Finance PLC 1.76% due 10/7/2004                                             10,000            9,997           .61
BMW U.S. Capital Corp. 1.75% due 10/22/2004 (5)                                              8,000            7,991           .49
                                                                                                             50,382          3.08


TOTAL SHORT-TERM SECURITIES (cost: $50,382,000)                                                              50,382          3.08


TOTAL INVESTMENT SECURITIES (cost: $1,500,087,000)                                                        1,611,486         98.56
Other assets less liabilities                                                                                23,530          1.44

NET ASSETS                                                                                            US$ 1,635,016       100.00%


* Amount less than one thousand.

"Other securities" includes all issues that are not required to be disclosed in the summary investment portfolio.

The following footnotes to the portfolio apply to either the individual securities noted or one or more of the securities aggregated and and listed as a single line item.

(1) Coupon rate may change periodically.
(2) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(3) Index-linked bond whose principal amount moves with a government retail price index.
(4) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(5) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those included in "Other securities" in the summary investment portfolio, was $151,135,000, which represented 9.24% of the net assets of the fund.

See Notes to Financial Statements


FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
at September 30, 2004                         (dollars and shares in thousands,
                                                      except per-share amounts)

ASSETS:
 Investment securities at market (cost: $1,500,087)                                                            $1,611,486
 Cash                                                                                                               1,064
 Receivables for:
  Sales of investments                                                                 $12,159
  Sales of fund's shares                                                                 6,295
  Open forward currency contracts                                                        1,955
  Closed forward currency contracts                                                         90
  Dividends and interest                                                                30,138                     50,637
                                                                                                                1,663,187
LIABILITIES:
 Payables for:
  Purchases of investments                                                              22,171
  Repurchases of fund's shares                                                           1,657
  Open forward currency contracts                                                        1,787
  Closed forward currency contracts                                                        857
  Investment advisory services                                                             674
  Services provided by affiliates                                                          597
  Deferred Directors' compensation                                                          60
  Other fees and expenses                                                                  368                     28,171
NET ASSETS AT SEPTEMBER 30, 2004                                                                               $1,635,016

NET ASSETS CONSIST OF:
 Capital paid in on shares of capital stock                                                                    $1,494,920
 Undistributed net investment income                                                                               22,154
 Undistributed net realized gain                                                                                    6,050
 Net unrealized appreciation                                                                                      111,892
NET ASSETS AT SEPTEMBER 30, 2004                                                                               $1,635,016

Total authorized capital stock - 200,000 shares, $0.001 par value (86,076 total shares outstanding)

                                                                                                                Net asset value
                                                                              Net assets    Shares outstanding    per share (1)

Class A                                                                       $1,166,213                61,307           $19.02
Class B                                                                           77,915                 4,122           18.90
Class C                                                                          110,326                 5,856           18.84
Class F                                                                          186,238                 9,829           18.95
Class 529-A                                                                       20,712                 1,086           19.07
Class 529-B                                                                        4,349                   230           18.95
Class 529-C                                                                       10,704                   565           18.94
Class 529-E                                                                        1,228                    65           18.99
Class 529-F                                                                        1,583                    84           18.98
Class R-1                                                                            989                    52           18.96
Class R-2                                                                         10,895                   575           18.94
Class R-3                                                                          8,452                   445           18.99
Class R-4                                                                          3,868                   203           19.03
Class R-5                                                                         31,544                 1,657           19.04

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $19.76 and $19.80, respectively.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
for the year ended September 30, 2004                   (dollars in thousands)

INVESTMENT INCOME:
 Income:
  Interest (net of non-U.S. withholding
            tax of $244)                                                                       $64,491
  Dividends                                                                                         98                    $64,589

 Fees and expenses:
  Investment advisory services                                                                   7,549
  Distribution services                                                                          4,817
  Transfer agent services                                                                        1,327
  Administrative services                                                                          596
  Reports to shareholders                                                                          140
  Registration statement and prospectus                                                            159
  Postage, stationery and supplies                                                                 171
  Directors' compensation                                                                           35
  Auditing and legal                                                                               139
  Custodian                                                                                        349
  State and local taxes                                                                             21
  Other                                                                                             28
  Total expenses before reimbursement/waiver                                                    15,331
   Reimbursement/waiver of expenses                                                                155                     15,176
 Net investment income                                                                                                     49,413

NET REALIZED GAIN AND UNREALIZED
 APPRECIATION ON INVESTMENTS
 AND NON-U.S. CURRENCY:
 Net realized gain (loss) on:
  Investments                                                                                   28,455
  Non-U.S. currency transactions                                                                (3,413)                    25,042
 Net unrealized appreciation (depreciation) on:
  Investments                                                                                   26,968
  Non-U.S. currency translations                                                                (3,461)                    23,507
   Net realized gain and
    unrealized appreciation
    on investments and non-U.S. currency                                                                                   48,549
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                                                                                          $97,962


See Notes to Financial Statements



STATEMENT OF CHANGES IN NET ASSETS                      (dollars in thousands)

                                                                                                           Year ended
                                                                                                          September 30
                                                                                                  2004                       2003
OPERATIONS:
 Net investment income                                                                         $49,413                    $34,300
 Net realized gain on investments and
  non-U.S. currency transactions                                                                25,042                        583
 Net unrealized appreciation
  on investments and non-U.S. currency translations                                             23,507                    113,635
  Net increase in net assets
   resulting from operations                                                                    97,962                    148,518

DIVIDENDS PAID TO
 SHAREHOLDERS FROM NET INVESTMENT INCOME AND CURRENCY GAINS                                    (51,137)                   (22,556)

CAPITAL SHARE TRANSACTIONS                                                                     550,870                    334,271

TOTAL INCREASE IN NET ASSETS                                                                   597,695                    460,233

NET ASSETS:
 Beginning of year                                                                           1,037,321                    577,088
 End of year (including undistributed
  net investment income: $22,154 and $13,341,
  respectively)                                                                             $1,635,016                 $1,037,321


See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS


1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Capital World Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, nondiversified management investment company. The fund seeks to maximize long-term total return, consistent with prudent management, by investing primarily in a global portfolio of investment-grade bonds denominated in U.S. dollars and other currencies. The fund may also invest in lower quality high-yield debt securities.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica(R) savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 3.75%         None (except 1% for                   None
                                                certain redemptions
                                                 within one year of
                                                purchase without an
                                               initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None          Declines from 5% to zero   Classes B and 529-B convert to
                                               for redemptions within         classes A and 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

          SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities purchased with greater than 60 days to maturity with 60 days or less remaining to maturity is determined based on the market value on the 61st day. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the fund's Board of Directors. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

          SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

          CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

          DIVIDENDS  AND   DISTRIBUTIONS   TO   SHAREHOLDERS   -  Dividends  and
          distributions paid to shareholders are recorded on the ex-dividend date.

          NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

          FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

          MORTGAGE DOLLAR ROLLS - The fund may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction, therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income in the accompanying financial statements.

2.       NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. Realized and unrealized gains on securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on realized and unrealized gains to provide for potential non-U.S. taxes payable on these securities. For the year ended September 30, 2004, non-U.S. taxes paid on realized and unrealized gains were $170,000. In addition, as of September 30, 2004, the liability for non-U.S. taxes recorded based on realized and unrealized gains was $157,000.

3.       FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; deferred expenses; cost of investments sold; paydowns on investments and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. As of September 30, 2004, the cost of investment securities, excluding forward currency contracts, for federal income tax purposes was $1,500,088,000.

During the year ended September 30, 2004, the fund reclassified $13,232,000 from realized gains to undistributed net investment income and $2,695,000 from undistributed net investment income to additional paid-in capital to align financial reporting with tax reporting.

As of September 30, 2004, the components of distributable earnings on a tax basis were as follows:

                                                        (dollars in thousands)
Undistributed net investment income and currency gains                                                        $21,541
Undistributed long-term capital gains                                                                           6,051
Gross unrealized appreciation on investment securities                                                        116,619
Gross unrealized depreciation on investment securities                                                         (5,221)
Net unrealized appreciation on investment securities                                                          111,398

At the beginning of the period, the fund had capital loss carryforwards of $716,000, $1,694,000, $2,178,000 and $1,164,000, expiring in 2008, 2009, 2010, and 2011, respectively. Undistributed long-term capital gains above reflect the utilization of these capital loss carryforwards to offset capital gains realized by the fund. During the year ended September 30, 2004, the fund realized, on a tax basis, a net capital gain of $11,803,000.

Ordinary income distributions paid to shareholders from net investment income and currency gains were as follows (dollars in thousands):


Share class                                         Year ended September 30, 2004               Year ended September 30, 2003
Class A                                                                  $ 39,545                                    $ 19,751
Class B                                                                     2,215                                         755
Class C                                                                     2,509                                         520
Class F                                                                     4,210                                         740
Class 529-A                                                                   539                                         130
Class 529-B                                                                   108                                          27
Class 529-C                                                                   228                                          51
Class 529-E                                                                    34                                           8
Class 529-F                                                                    31                                           3
Class R-1                                                                      30                                           8
Class R-2                                                                     189                                          16
Class R-3                                                                     241                                          12
Class R-4                                                                      22                                          -*
Class R-5                                                                   1,236                                         535
Total                                                                    $ 51,137                                    $ 22,556


* Amount less than one thousand.

4.       FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provided for monthly fees accrued daily. At the beginning of the period, these fees were based on a declining series of annual rates beginning with 0.650% on the first $500 million of daily net assets and decreasing to 0.500% on such assets in excess of $1 billion. The Board of Directors approved an amended agreement effective November 1, 2003, reducing the existing annual rate to 0.570% from 0.650% on the first $500 million of daily net assets. Until the effective date, CRMC reduced investment advisory services fees to the rates provided by the amended agreement. CRMC also reduced investment advisory services fees by an additional $35,000. As a result, the fee shown on the accompanying financial statements of $7,549,000, which was equivalent to an annualized rate of 0.557%, was reduced by $103,000 to $7,446,000, or 0.549% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

          DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.30% to 1.00% as noted on the following page. In some cases, the Board of Directors has approved expense amounts lower than plan limits. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

          For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2004, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                      0.30%                         0.30%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.30                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

          ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all classes of shares other than classes A and B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the year ended September 30, 2004, CRMC agreed to pay a portion of these fees for classes R-1, R-2, R-3 and R-4. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party. Administrative services fees are presented gross of any payments made by CRMC.

          Expenses under the agreements described above for the year ended September 30, 2004, were as follows (dollars in thousands):

         --------------------------------------------------------------------------------------------------------------
           Share class    Distribution    Transfer agent                     Administrative services
                            services         services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
                                                                  CRMC          Transfer agent      Commonwealth of
                                                             administrative        services             Virginia
                                                                services                             administrative
                                                                                                        services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class A         $2,737           $1,233         Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class B           677               94          Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class C           840           Included             $126                $34            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class F           312           Included              187                 29            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-A          25           Included              24                  4                  $16
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-B          36           Included               5                  3                    3
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-C          80           Included              12                  4                    8
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-E          5            Included               1                  -*                   1
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-F          2            Included               2                  -*                   1
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-1           8            Included               1                  1             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-2           51           Included              10                  67            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-3           41           Included              12                  12            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-4           3            Included               2                  1             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-5    Not applicable      Included              29                  1             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
              Total          $4,817           $1,327              $411               $156                 $29
         --------------------------------------------------------------------------------------------------------------
         * Amount less than one thousand.

DEFERRED DIRECTORS' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' compensation in the accompanying financial statements includes $29,000 in current fees (either paid in cash or deferred) and a net increase of $6,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

5.       CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):


Share class                                                              Sales(1)                     Reinvestments of dividends
                                                                  Amount             Shares              Amount         Shares
Year ended September 30, 2004
Class A                                                        $ 524,283             28,177            $ 35,184          1,898
Class B                                                           38,315              2,071               1,974            107
Class C                                                           82,447              4,466               2,153            117
Class F                                                          151,902              8,205               3,754            203
Class 529-A                                                       12,173                652                 539             29
Class 529-B                                                        1,966                106                 108              6
Class 529-C                                                        6,147                331                 228             12
Class 529-E                                                          741                 40                  34              2
Class 529-F                                                        1,226                 67                  30              2
Class R-1                                                            737                 40                  30              1
Class R-2                                                          9,285                500                 189             10
Class R-3                                                         35,341              1,902                 241             13
Class R-4                                                          9,130                497                  22              1
Class R-5                                                         10,094                545               1,080             58
Total net increase
   (decrease)                                                  $ 883,787             47,599            $ 45,566          2,459

Year ended September 30, 2003
Class A                                                        $ 524,729             30,608            $ 17,833          1,065
Class B                                                           53,204              3,104                 668             40
Class C                                                           72,048              4,182                 480             28
Class F                                                           70,377              4,063                 657             39
Class 529-A                                                        7,647                444                 130              8
Class 529-B                                                        2,125                125                  27              2
Class 529-C                                                        3,870                228                  51              3
Class 529-E                                                          636                 37                   8              1
Class 529-F                                                          322                 19                   3             -*
Class R-1                                                            875                 51                   8              1
Class R-2                                                          3,238                186                  16              1
Class R-3                                                          2,286                131                  11              1
Class R-4                                                            391                 22                  -*             -*
Class R-5                                                         10,861                613                 460             28
Total net increase
   (decrease)                                                  $ 752,609             43,813            $ 20,352          1,217



Share class                                                              Repurchases(1)                      Net increase
                                                                      Amount           Shares            Amount           Shares
Year ended September 30, 2004
Class A                                                           $ (254,321)         (13,771)        $ 305,146           16,304
Class B                                                              (20,646)          (1,121)           19,643            1,057
Class C                                                              (23,664)          (1,294)           60,936            3,289
Class F                                                              (33,190)          (1,804)          122,466            6,604
Class 529-A                                                           (2,010)            (108)           10,702              573
Class 529-B                                                             (500)             (27)            1,574               85
Class 529-C                                                             (870)             (47)            5,505              296
Class 529-E                                                             (334)             (18)              441               24
Class 529-F                                                              (67)              (4)            1,189               65
Class R-1                                                               (624)             (34)              143                7
Class R-2                                                             (1,722)             (93)            7,752              417
Class R-3                                                            (29,465)          (1,576)            6,117              339
Class R-4                                                             (5,613)            (308)            3,539              190
Class R-5                                                             (5,457)            (297)            5,717              306
Total net increase
   (decrease)                                                     $ (378,483)         (20,502)        $ 550,870           29,556

Year ended September 30, 2003
Class A                                                           $ (340,241)         (19,776)        $ 202,321           11,897
Class B                                                              (21,718)          (1,264)           32,154            1,880
Class C                                                              (40,206)          (2,328)           32,322            1,882
Class F                                                              (31,360)          (1,851)           39,674            2,251
Class 529-A                                                             (702)             (40)            7,075              412
Class 529-B                                                             (163)             (10)            1,989              117
Class 529-C                                                             (346)             (20)            3,575              211
Class 529-E                                                              (28)              (2)              616               36
Class 529-F                                                                -                -               325               19
Class R-1                                                               (264)             (15)              619               37
Class R-2                                                               (533)             (31)            2,721              156
Class R-3                                                               (496)             (29)            1,801              103
Class R-4                                                               (163)              (9)              228               13
Class R-5                                                             (2,470)            (140)            8,851              501
Total net increase
   (decrease)                                                     $ (438,690)         (25,515)        $ 334,271           19,515

* Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.

6.       FORWARD CURRENCY CONTRACTS

As of September 30, 2004, the fund had open forward currency contracts to purchase or sell non-U.S. currencies as follows: (dollars in thousands)

Non-U.S.                                                     Contract amount                U.S. valuations at September 30, 2004
currency
contracts                                                                                                           Unrealized
                                                      Non-U.S.             U.S.                   Amount          appreciation
                                                                                                                (depreciation)

PURCHASES:

Canadian dollars
expiring 11/5/2004                                     C$4,441           $3,368                   $3,522                 $154

Euros
expiring 10/8 to 6/30/2005                       Euro   62,631           76,730                   77,819                1,089

Japanese yen
expiring 10/12 to 3/15/2005                      Y  16,165,528          147,638                  147,459                 (179)

Swedish kronor
expiring 12/16/2004                                  SKr21,745            2,854                    2,985                  131

                                                                        230,590                  231,785                1,195

SALES:

Euros
expiring 10/13 to 12/31/2004                     Euro   60,299           73,894                   74,921                1,027

                                                                         73,894                   74,921                1,027

FORWARD CURRENCY CONTRACTS - NET                                                                                        $ 168

7.       INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $1,510,072,000 and $991,636,000, respectively, during the year ended September 30, 2004.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended September 30, 2004, the custodian fee of $349,000 included $8,000 that was offset by this reduction, rather than paid in cash.


FINANCIAL HIGHLIGHTS (1)

                                                                                     Income (loss) from investment operations(2)
                                                                                                            Net
                                                                Net asset                        gains (losses)
                                                                   value,              Net        on securities        Total from
                                                                beginning       investment       (both realized        investment
                                                                of period           income      and unrealized)        operations
Class A:
 Year ended 9/30/2004                                              $18.37             $.69                $.74              $1.43
 Year ended 9/30/2003                                               15.60              .72                2.55               3.27
 Year ended 9/30/2002                                               14.63              .80                 .49               1.29
 Year ended 9/30/2001                                               14.16              .79                 .07                .86
 Year ended 9/30/2000                                               15.41              .68               (1.26)              (.58)
Class B:
 Year ended 9/30/2004                                               18.27              .55                 .73               1.28
 Year ended 9/30/2003                                               15.52              .58                2.55               3.13
 Year ended 9/30/2002                                               14.59              .70                 .47               1.17
 Year ended 9/30/2001                                               14.12              .71                 .04                .75
 Period from 3/15/2000 to 9/30/2000                                 14.74              .28                (.63)              (.35)
Class C:
 Year ended 9/30/2004                                               18.22              .54                 .73               1.27
 Year ended 9/30/2003                                               15.48              .57                2.54               3.11
 Year ended 9/30/2002                                               14.54              .69                 .47               1.16
 Period from 3/15/2001 to 9/30/2001                                 14.50              .42                (.34)               .08
Class F:
 Year ended 9/30/2004                                               18.31              .69                 .73               1.42
 Year ended 9/30/2003                                               15.55              .71                2.54               3.25
 Year ended 9/30/2002                                               14.59              .80                 .47               1.27
 Period from 3/16/2001 to 9/30/2001                                 14.44              .49                (.26)               .23
Class 529-A:
 Year ended 9/30/2004                                               18.41              .69                 .74               1.43
 Year ended 9/30/2003                                               15.63              .72                2.56               3.28
 Period from 2/15/2002 to 9/30/2002                                 14.48              .50                 .81               1.31
Class 529-B:
 Year ended 9/30/2004                                               18.32              .52                 .73               1.25
 Year ended 9/30/2003                                               15.56              .55                2.56               3.11
 Period from 2/25/2002 to 9/30/2002                                 14.42              .41                 .85               1.26
Class 529-C:
 Year ended 9/30/2004                                               18.32              .52                 .73               1.25
 Year ended 9/30/2003                                               15.56              .56                2.55               3.11
 Period from 2/28/2002 to 9/30/2002                                 14.43              .41                 .85               1.26
Class 529-E:
 Year ended 9/30/2004                                               18.35              .62                 .73               1.35
 Year ended 9/30/2003                                               15.59              .65                2.55               3.20
 Period from 5/16/2002 to 9/30/2002                                 14.81              .29                 .56                .85
Class 529-F:
 Year ended 9/30/2004                                               18.36              .67                 .72               1.39
 Year ended 9/30/2003                                               15.60              .69                2.56               3.25
 Period from 9/17/2002 to 9/30/2002                                 15.48              .03                 .09                .12




Financial highlights (1)                                           (continued)

                                                                                     Income (loss) from investment operations(2)
                                                                                                           Net
                                                                Net asset                         gains(losses)
                                                                   value,              Net       on securities         Total from
                                                                beginning       investment      (both realized         investment
                                                                of period           income      and unrealized)        operations
Class R-1:
 Year ended 9/30/2004                                              $18.32             $.55                $.74              $1.29
 Year ended 9/30/2003                                               15.57              .58                2.54               3.12
 Period from 6/28/2002 to 9/30/2002                                 15.32              .18                 .07                .25
Class R-2:
 Year ended 9/30/2004                                               18.32              .55                 .74               1.29
 Year ended 9/30/2003                                               15.57              .58                2.55               3.13
 Period from 7/9/2002 to 9/30/2002                                  15.34              .17                 .06                .23
Class R-3:
 Year ended 9/30/2004                                               18.32              .63                 .75               1.38
 Year ended 9/30/2003                                               15.59              .64                2.53               3.17
 Period from 7/16/2002 to 9/30/2002                                 15.50              .16                (.07)               .09
Class R-4:
 Year ended 9/30/2004                                               18.40              .69                 .73               1.42
 Year ended 9/30/2003                                               15.63              .70                2.57               3.27
 Period from 8/15/2002 to 9/30/2002                                 15.28              .20                 .15                .35
Class R-5:
 Year ended 9/30/2004                                               18.38              .75                 .74               1.49
 Year ended 9/30/2003                                               15.62              .77                2.54               3.31
 Period from 5/15/2002 to 9/30/2002                                 14.79              .34                 .58                .92



                                                                          Dividends and distributions

                                                                 Dividends
                                                                 (from net    Distributions               Total         Net asset
                                                                investment    (from capital       dividends and        value, end
                                                                   income)           gains)       distributions         of period
Class A:
 Year ended 9/30/2004                                               $(.78)             $ -               $(.78)            $19.02
 Year ended 9/30/2003                                                (.50)               -                (.50)             18.37
 Year ended 9/30/2002                                                (.32)               -                (.32)             15.60
 Year ended 9/30/2001                                                (.39)               -                (.39)             14.63
 Year ended 9/30/2000                                                (.60)            (.07)               (.67)             14.16
Class B:
 Year ended 9/30/2004                                                (.65)               -                (.65)             18.90
 Year ended 9/30/2003                                                (.38)               -                (.38)             18.27
 Year ended 9/30/2002                                                (.24)               -                (.24)             15.52
 Year ended 9/30/2001                                                (.28)               -                (.28)             14.59
 Period from 3/15/2000 to 9/30/2000                                  (.27)               -                (.27)             14.12
Class C:
 Year ended 9/30/2004                                                (.65)               -                (.65)             18.84
 Year ended 9/30/2003                                                (.37)               -                (.37)             18.22
 Year ended 9/30/2002                                                (.22)               -                (.22)             15.48
 Period from 3/15/2001 to 9/30/2001                                  (.04)               -                (.04)             14.54
Class F:
 Year ended 9/30/2004                                                (.78)               -                (.78)             18.95
 Year ended 9/30/2003                                                (.49)               -                (.49)             18.31
 Year ended 9/30/2002                                                (.31)               -                (.31)             15.55
 Period from 3/16/2001 to 9/30/2001                                  (.08)               -                (.08)             14.59
Class 529-A:
 Year ended 9/30/2004                                                (.77)               -                (.77)             19.07
 Year ended 9/30/2003                                                (.50)               -                (.50)             18.41
 Period from 2/15/2002 to 9/30/2002                                  (.16)               -                (.16)             15.63
Class 529-B:
 Year ended 9/30/2004                                                (.62)               -                (.62)             18.95
 Year ended 9/30/2003                                                (.35)               -                (.35)             18.32
 Period from 2/25/2002 to 9/30/2002                                  (.12)               -                (.12)             15.56
Class 529-C:
 Year ended 9/30/2004                                                (.63)               -                (.63)             18.94
 Year ended 9/30/2003                                                (.35)               -                (.35)             18.32
 Period from 2/28/2002 to 9/30/2002                                  (.13)               -                (.13)             15.56
Class 529-E:
 Year ended 9/30/2004                                                (.71)               -                (.71)             18.99
 Year ended 9/30/2003                                                (.44)               -                (.44)             18.35
 Period from 5/16/2002 to 9/30/2002                                  (.07)               -                (.07)             15.59
Class 529-F:
 Year ended 9/30/2004                                                (.77)               -                (.77)             18.98
 Year ended 9/30/2003                                                (.49)               -                (.49)             18.36
 Period from 9/17/2002 to 9/30/2002                                     -                -                   -              15.60




Financial highlights (1)                                            (continued)

                                                                     Dividends and distributions

                                                                Dividends
                                                                (from net     Distributions              Total          Net asset
                                                               investment     (from capital      dividends and         value, end
                                                                   income)           gains)      distributions          of period
Class R-1:
 Year ended 9/30/2004                                               $(.65)               -               $(.65)            $18.96
 Year ended 9/30/2003                                                (.37)               -                (.37)             18.32
 Period from 6/28/2002 to 9/30/2002                                     -                -                   -              15.57
Class R-2:
 Year ended 9/30/2004                                                (.67)               -                (.67)             18.94
 Year ended 9/30/2003                                                (.38)               -                (.38)             18.32
 Period from 7/9/2002 to 9/30/2002                                      -                -                   -              15.57
Class R-3:
 Year ended 9/30/2004                                                (.71)               -                (.71)             18.99
 Year ended 9/30/2003                                                (.44)               -                (.44)             18.32
 Period from 7/16/2002 to 9/30/2002                                     -                -                   -              15.59
Class R-4:
 Year ended 9/30/2004                                                (.79)               -                (.79)             19.03
 Year ended 9/30/2003                                                (.50)               -                (.50)             18.40
 Period from 8/15/2002 to 9/30/2002                                     -                -                   -              15.63
Class R-5:
 Year ended 9/30/2004                                                (.83)               -                (.83)             19.04
 Year ended 9/30/2003                                                (.55)               -                (.55)             18.38
 Period from 5/15/2002 to 9/30/2002                                  (.09)               -                (.09)             15.62



                                                                      Ratio of expenses     Ratio of expenses
                                                                         to average net        to average net         Ratio of
                                                         Net assets,      assets before          assets after       net income
                                                Total  end of period     reimbursement/        reimbursement/       to average
                                           return (3)  (in millions)             waiver            waiver (4)       net assets
Class A:
 Year ended 9/30/2004                           7.96%        $1,166               1.03%                 1.02%            3.74%
 Year ended 9/30/2003                          21.34            827               1.09                  1.04             4.22
 Year ended 9/30/2002                           8.97            517               1.16                  1.08             5.38
 Year ended 9/30/2001                           6.18            399               1.13                  1.12             5.46
 Year ended 9/30/2000                          (3.89)           416               1.12                  1.12             4.66
Class B:
 Year ended 9/30/2004                           7.12             78               1.77                  1.77             3.00
 Year ended 9/30/2003                          20.41             56               1.86                  1.81             3.40
 Year ended 9/30/2002                           8.10             18               1.92                  1.84             4.65
 Year ended 9/30/2001                           5.35              4               1.86                  1.85             4.92
 Period from 3/15/2000 to 9/30/2000            (2.34)             1               1.81 (5)              1.81 (5)         3.99  (5)
Class C:
 Year ended 9/30/2004                           7.11            110               1.82                  1.82             2.95
 Year ended 9/30/2003                          20.33             47               1.92                  1.87             3.32
 Year ended 9/30/2002                           8.10             11               1.98                  1.90             4.60
 Period from 3/15/2001 to 9/30/2001              .58              2               1.99 (5)              1.98 (5)         5.34  (5)
Class F:
 Year ended 9/30/2004                           7.94            186               1.05                  1.04             3.73
 Year ended 9/30/2003                          21.27             59               1.16                  1.11             4.09
 Year ended 9/30/2002                           8.87             15               1.24                  1.16             5.34
 Period from 3/16/2001 to 9/30/2001             1.60              3               1.21 (5)              1.20 (5)         6.30  (5)
Class 529-A:
 Year ended 9/30/2004                           7.89             21               1.07                  1.06             3.71
 Year ended 9/30/2003                          21.35              9               1.07                  1.02             4.16
 Period from 2/15/2002 to 9/30/2002             9.08              2               1.33 (5)              1.25 (5)         5.26  (5)
Class 529-B:
 Year ended 9/30/2004                           6.95              4               1.96                  1.95             2.81
 Year ended 9/30/2003                          20.22              2               2.04                  1.99             3.19
 Period from 2/25/2002 to 9/30/2002             8.80              - (6)           2.08 (5)              2.00 (5)         4.51  (5)
Class 529-C:
 Year ended 9/30/2004                           6.94             11               1.94                  1.93             2.84
 Year ended 9/30/2003                          20.24              5               2.02                  1.97             3.22
 Period from 2/28/2002 to 9/30/2002             8.76              1               2.07 (5)              1.99 (5)         4.53  (5)
Class 529-E:
 Year ended 9/30/2004                           7.53              1               1.41                  1.40             3.36
 Year ended 9/30/2003                          20.84              1               1.48                  1.43             3.71
 Period from 5/16/2002 to 9/30/2002             5.77              - (6)            .62                   .54             1.92
Class 529-F:
 Year ended 9/30/2004                           7.72              2               1.16                  1.15             3.62
 Year ended 9/30/2003                          21.19              - (6)           1.23                  1.18             3.94
 Period from 9/17/2002 to 9/30/2002              .77              - (6)            .08                     - (7)          .20




Financial highlights (1)                                           (continued)


                                                                     Ratio of expenses      Ratio of expenses
                                                                        to average net         to average net         Ratio of
                                                        Net assets,      assets before           assets after       net income
                                               Total  end of period     reimbursement/         reimbursement/       to average
                                              return   (in millions)            waiver             waiver (4)       net assets
Class R-1:
 Year ended 9/30/2004                           7.14%            $1               1.95%                 1.82%            2.94%
 Year ended 9/30/2003                          20.33              1               2.15                  1.86             3.32
 Period from 6/28/2002 to 9/30/2002             1.63              - (6)            .62                   .47             1.17
Class R-2:
 Year ended 9/30/2004                           7.18             11               2.51                  1.78             2.99
 Year ended 9/30/2003                          20.38              3               2.91                  1.81             3.29
 Period from 7/9/2002 to 9/30/2002              1.50              - (6)           1.79                   .42             1.08
Class R-3:
 Year ended 9/30/2004                           7.59              8               1.42                  1.40             3.38
 Year ended 9/30/2003                          20.81              2               1.73                  1.43             3.68
 Period from 7/16/2002 to 9/30/2002              .58              - (6)            .64                   .32             1.02
Class R-4:
 Year ended 9/30/2004                           7.91              4               1.11                  1.05             3.72
 Year ended 9/30/2003                          21.34              - (6)           2.70                  1.08             3.94
 Period from 8/15/2002 to 9/30/2002             2.29              - (6)          35.55                     - (7)         1.32
Class R-5:
 Year ended 9/30/2004                           8.32             32                .73                   .72             4.04
 Year ended 9/30/2003                          21.60             25                .81                   .76             4.49
 Period from 5/15/2002 to 9/30/2002             6.20             13                .37                   .29             2.17


                                                                                      Year ended September 30
                                                                       2004           2002          2001            2000

Portfolio turnover rate for all classes of shares                       79%            48%           61%             52%

(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.
(5) Annualized.
(6) Amount less than $1 million.
(7) Amount less than .01 percent.


See Notes to Financial Statements


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF CAPITAL WORLD BOND FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Capital World Bond Fund, Inc. (the "Fund"), including the investment portfolio, as of September 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital World Bond Fund, Inc. as of September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP

Costa Mesa, California
November 11, 2004


TAX INFORMATION (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund's fiscal year ending September 30, 2004.

Corporate shareholders may exclude up to 70% of qualifying dividends. For purposes of computing this exclusion, $109,000 of the dividends paid by the fund from ordinary income earned during the fiscal year represents qualifying dividends.

Certain states may exempt from income taxation that portion of dividends paid by the fund from ordinary income that was derived from direct U.S. government obligations. For purposes of computing this exclusion, $3,316,000 of the dividends paid by the fund from ordinary income earned during the fiscal year was derived from interest on direct U.S. government obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2005 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2004 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


EXPENSE EXAMPLE:

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2004 through September 30, 2004).

ACTUAL EXPENSES:
The first line of each share class in the table on the below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.50% to 3.00% of assets annually depending on services offered. You may use the information in the table below to estimate the impact of these fees by adding the amount of the fees to the number in the first line for your share class under the heading entitled "Expenses paid during period," and subtracting the amount of the fees from the number in the first line under the heading entitled "Ending account value."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:
The second line of each share class in the table on the below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain shareholders, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.50% to 3.00% of assets annually depending on services offered. You may use the information in the table on the below to estimate the impact of these fees by adding the amount of the fees to the number in the second line for your share class under the heading entitled "Expenses paid during period," and subtracting the amount of the fees from the number in the second line under the heading entitled "Ending account value."

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               Beginning account                Ending account        Expenses paid     Annualized
                                                  value 4/1/2004               value 9/30/2004    during period (1)  expense ratio


Class A -- actual return                         $      1,000.00                    $ 1,006.67              $ 5.03            1.00%
Class A -- assumed 5% return                            1,000.00                      1,020.05                5.06            1.00
Class B -- actual return                                1,000.00                      1,002.83                8.74            1.74
Class B -- assumed 5% return                            1,000.00                      1,016.34                8.80            1.74
Class C -- actual return                                1,000.00                      1,002.76                8.99            1.79
Class C -- assumed 5% return                            1,000.00                      1,016.09                9.05            1.79
Class F -- actual return                                1,000.00                      1,006.79                5.13            1.02
Class F -- assumed 5% return                            1,000.00                      1,019.95                5.16            1.02
Class 529-A -- actual return                            1,000.00                      1,006.62                4.93             .98
Class 529-A -- assumed 5% return                        1,000.00                      1,020.16                4.96             .98
Class 529-B -- actual return                            1,000.00                      1,001.87                9.69            1.93
Class 529-B -- assumed 5% return                        1,000.00                      1,015.39                9.75            1.93
Class 529-C -- actual return                            1,000.00                      1,001.53                9.58            1.91
Class 529-C -- assumed 5% return                        1,000.00                      1,015.49                9.65            1.91
Class 529-E -- actual return                            1,000.00                      1,004.89                6.94            1.38
Class 529-E -- assumed 5% return                        1,000.00                      1,018.15                6.98            1.38
Class 529-F -- actual return                            1,000.00                      1,006.05                5.68            1.13
Class 529-F -- assumed 5% return                        1,000.00                      1,019.40                5.72            1.13
Class R-1 -- actual return                              1,000.00                      1,002.68                9.04            1.80
Class R-1 -- assumed 5% return                          1,000.00                      1,016.04                9.10            1.80
Class R-2 -- actual return                              1,000.00                      1,002.99                8.84            1.76
Class R-2 -- assumed 5% return                          1,000.00                      1,016.24                8.90            1.76
Class R-3 -- actual return                              1,000.00                      1,004.80                6.94            1.38
Class R-3 -- assumed 5% return                          1,000.00                      1,018.15                6.98            1.38
Class R-4 -- actual return                              1,000.00                      1,006.73                5.23            1.04
Class R-4 -- assumed 5% return                          1,000.00                      1,019.85                5.27            1.04
Class R-5 -- actual return                              1,000.00                      1,008.57                3.52             .70
Class R-5 -- assumed 5% return                          1,000.00                      1,021.56                3.55             .70

(1) Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (183), and divided by 365 (to reflect the one-half-year period).


OTHER SHARE CLASS RESULTS (unaudited)
Class B, Class C, Class F and Class 529

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.

                                                                                                                  Life
Returns for periods ended September 30, 2004:                                                  1 year           of class

CLASS B SHARES
Reflecting applicable contingent deferred sales charge
     (CDSC), maximum of 5%, payable only if shares
     are sold within six years of purchase                                                     +2.12%            +7.93%(1)
Not reflecting CDSC                                                                            +7.12%            +8.26%(1)

CLASS C SHARES
Reflecting CDSC, maximum of 1%, payable only if shares
     are sold within one year of purchase                                                      +6.11%            +9.99%(2)
Not reflecting CDSC                                                                            +7.11%            +9.99%(2)

CLASS F SHARES(3)
Not reflecting annual asset-based fee charged by sponsoring firm                               +7.94%           +11.01%(4)

CLASS 529-A SHARES
Reflecting 3.75% maximum sales charge                                                          +3.83%           +12.91%(5)
Not reflecting maximum sales charge                                                            +7.89%           +14.56%(5)

CLASS 529-B SHARES
Reflecting applicable CDSC, maximum of 5%, payable
     only if shares are sold within six years of purchase                                      +1.95%           +12.55%(6)
Not reflecting CDSC                                                                            +6.95%           +13.81%(6)

CLASS 529-C SHARES
Reflecting CDSC, maximum of 1%, payable only if shares
     are sold within one year of purchase                                                      +5.94%           +13.84%(7)
Not reflecting CDSC                                                                            +6.94%           +13.84%(7)

CLASS 529-E SHARES(3)                                                                          +7.53%           +14.32%(8)

CLASS 529-F SHARES(3)
Not reflecting annual asset-based fee charged by sponsoring firm                               +7.72%           +14.42%(9)

(1) Average annual total return from March 15, 2000, when Class B shares were first sold.
(2) Average annual total return from March 15, 2001, when Class C shares were first sold.
(3) These shares are sold without any initial or contingent deferred sales charge.
(4) Average annual total return from March 16, 2001, when Class F shares were first sold.
(5) Average annual total return from February 15, 2002, when Class 529-A shares were first sold.
(6) Average annual total return from February 25, 2002, when Class 529-B shares were first sold.
(7) Average annual total return from February 28, 2002, when Class 529-C shares were first sold.
(8) Average annual total return from May 16, 2002, when Class 529-E shares were first sold.
(9) Average annual total return from September 17, 2002, when Class 529-F shares were first sold.


BOARD OF DIRECTORS

"NON-INTERESTED" DIRECTORS

                                           YEAR FIRST
                                              ELECTED
                                           A DIRECTOR
NAME AND AGE                           OF THE FUND(1)         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS

Ambassador                                      1999          Corporate director and author; former U.S.
Richard G. Capen, Jr., 70                                     Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc.
                                                              (communications company); former Chairman and Publisher, The Miami
                                                              Herald

H. Frederick Christie, 71                       1987          Private investor; former President and CEO, The Mission Group
                                                              (non-utility holding company, subsidiary of Southern California
                                                              Edison Company)

Diane C. Creel, 56                              1994          Chairman of the Board and CEO, Ecovation, Inc. (organic waste management)

Martin Fenton, 69                               1989          Chairman of the Board and CEO, Senior Resource Group LLC (development and management of senior living communities)

Leonard R. Fuller, 58                           1994          President and CEO, Fuller Consulting (financial management consulting firm)

Richard G. Newman, 70                           1991          Chairman of the Board and CEO, AECOM Technology Corporation
                                                              (engineering, consulting and professional technical services)

Frank M. Sanchez, 61                            1999          Principal, The Sanchez Family Corporation dba McDonald's Restaurants
                                                              (McDonald's licensee)


"NON-INTERESTED" DIRECTORS

                                            NUMBER OF
                                           PORTFOLIOS
                                              IN FUND
                                           COMPLEX(2)
                                          OVERSEEN BY
NAME AND AGE                                 DIRECTOR         OTHER DIRECTORSHIPS(3) HELD BY DIRECTOR

Ambassador                                       14           Carnival Corporation
Richard G. Capen, Jr., 70

H. Frederick Christie, 71                        19           Ducommun Incorporated; IHOP Corporation; Southwest Water Company;
                                                              Valero L.P.

Diane C. Creel, 56                               12           Allegheny Technologies; BF Goodrich; Teledyne Technologies

Martin Fenton, 69                                16           None

Leonard R. Fuller, 58                            14           None

Richard G. Newman, 70                            13           Sempra Energy; Southwest Water Company

Frank M. Sanchez, 61                             12           None



"INTERESTED" DIRECTORS(4)

                                           YEAR FIRST
                                            ELECTED A
                                          DIRECTOR OR         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                                 OFFICER         AND POSITIONS HELD WITH AFFILIATED ENTITIES OR THE
POSITION WITH FUND                     OF THE FUND(1)         PRINCIPAL UNDERWRITER OF THE FUND

Paul G. Haaga, Jr., 55                          1987          Executive Vice President and Director,
Chairman of the Board                                         Capital Research and Management Company; Director, The Capital Group
                                                              Companies, Inc.(5)

Abner D. Goldstine, 74                          1987          Senior Vice President and Director, Capital
President                                                     Research and Management Company

Don R. Conlan, 68                               1996          President (retired), The Capital Group Companies, Inc.(5)


"INTERESTED" DIRECTORS(4)

                                            NUMBER OF
                                           PORTFOLIOS
                                              IN FUND
                                           COMPLEX(2)
NAME, AGE AND                             OVERSEEN BY
POSITION WITH FUND                           DIRECTOR         OTHER DIRECTORSHIPS(3) HELD BY DIRECTOR

Paul G. Haaga, Jr., 55                           17           None
Chairman of the Board

Abner D. Goldstine, 74                           12           None
President

Don R. Conlan, 68                                 6           None

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION:
FUND SECRETARY.

(1) Directors and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(5) Company affiliated with Capital Research and Management Company.


OTHER OFFICERS

                                           YEAR FIRST
                                              ELECTED         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
NAME, AGE AND                              AN OFFICER         AND POSITIONS HELD WITH AFFILIATED ENTITIES OR
POSITION WITH FUND                     OF THE FUND(1)         THE PRINCIPAL UNDERWRITER OF THE FUND

Mark H. Dalzell, 50                             1998          Senior Vice President, Capital Research Company(5)
Executive Vice President

Thomas H. Hogh, 41                              2001          Vice President, Capital International Research, Inc.(5)
Vice President

Kristine M. Nishiyama, 34                       2003          Vice President and Counsel -- Fund Business
Vice President                                                Management Group, Capital Research and Management Company

Julie F. Williams, 56                           1987          Vice President -- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company

Sharon G. Moseley, 36                           2002          Vice President -- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

Kimberly S. Verdick, 40                         1994          Assistant Vice President -- Fund Business
Assistant Secretary                                           Management Group, Capital Research and Management Company

Susi M. Silverman, 34                           2001          Vice President -- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company


OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
695 Town Center Drive
Costa Mesa, CA 92626-7188

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in Capital World Bond Fund. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.75 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.80 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.02 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE AMERICAN FUNDS AND COLLEGEAMERICA. THIS AND OTHER IMPORTANT INFORMATION IS CONTAINED IN THE FUND'S PROSPECTUS AND THE COLLEGEAMERICA PROGRAM DESCRIPTION, WHICH CAN BE OBTAINED FROM YOUR FINANCIAL ADVISER AND SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY (AFS) AT 800/421-0180 OR VISIT THE AMERICAN FUNDS WEBSITE AT AMERICANFUNDS.COM. COLLEGEAMERICA IS SPONSORED BY THE VIRGINIA COLLEGE SAVINGS PLAN.

"AMERICAN FUNDS PROXY VOTING GUIDELINES" -- WHICH DESCRIBES HOW WE VOTE PROXIES RELATING TO PORTFOLIO SECURITIES -- IS AVAILABLE FREE OF CHARGE ON THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) WEBSITE AT WWW.SEC.GOV, ON THE AMERICAN FUNDS WEBSITE OR UPON REQUEST BY CALLING AFS. THE FUND'S PROXY VOTING RECORD FOR THE 12 MONTHS ENDED JUNE 30, 2004, IS ALSO AVAILABLE ON THE SEC AND AMERICAN FUNDS WEBSITES.

A complete portfolio of Capital World Bond Fund's investments is available free of charge on the SEC website or upon request by calling AFS.

Capital World Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website or upon request by calling AFS. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. (800/SEC-0330).

This report is for the information of shareholders of Capital World Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2004, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.


[logo - American Funds(R)]

The right choice for the long term(R)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 25 million shareholder accounts.

OUR UNIQUE COMBINATION OF STRENGTHS INCLUDES THESE FIVE FACTORS:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. More than half of them were in the investment business before the sharp market decline of 1987.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.


29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTs

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
   AMCAP Fund(R)
   EuroPacific Growth Fund(R)
   The Growth Fund of America(R)
   The New Economy Fund(R)
   New Perspective Fund(R)
   New World Fund(SM)
   SMALLCAP World Fund(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
   Capital World Growth and Income Fund(SM)
   Fundamental Investors(SM)
   The Investment Company of America(R)
   Washington Mutual Investors Fund(SM)

o  EQUITY-INCOME FUNDS
   Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
   The Income Fund of America(R)

o  BALANCED FUND
   Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
   American High-Income Trust(SM)
   The Bond Fund of America(SM)
>  Capital World Bond Fund(R)
   Intermediate Bond Fund of America(R)
   U.S. Government Securities Fund(SM)

o  TAX-EXEMPT BOND FUNDS
   Emphasis on tax-free current income through municipal bonds
   American High-Income Municipal Bond Fund(R)
   Limited Term Tax-Exempt Bond Fund of America(SM)
   The Tax-Exempt Bond Fund of America(R)

   STATE-SPECIFIC TAX-EXEMPT FUNDS
   The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of America(SM)
   The U.S. Treasury Money Fund of America(SM)

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-931-1104P

Litho in USA WG/INS/8071-S1923

Printed on recycled paper


ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that H. Frederick Christie, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.

ITEM 4 - Principal Accountant Fees and Services

Fees billed by the Registrant's auditors for each of the last two fiscal years, including fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant, and a description of the nature of the services comprising the fees, are listed below:

                  Registrant:
a)       Audit Fees:
                                    2003             $58,000
                                    2004             $62,000
b) Audit- Related Fees:
                                    2003             none
2004     $9,000
                                    The audit-related fees consist of assurance
                                    and related services relating to the
                                    examination of the Registrant's investment
                                    adviser conducted in accordance with
                                    Statement on Auditing Standards Number 70
                                    issued by the American Institute of
                                    Certified Public Accountants.
c) Tax Fees:
                                    2003             $5,000
                                    2004             $6,000
                                    The tax fees consist of professional
                                    services relating to the preparation of the Registrant's tax returns.
d)

                         All Other Fees:
                                    2003             none
                                    2004             none

                  Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
b) Audit- Related Fees:
                                    2003             $365,000
                                    2004             $323,000
                                    The audit-related fees consist of assurance
                                    and related services relating to the
                                    examination of the Registrant's transfer
                                    agency and investment adviser conducted in
                                    accordance with Statement on Auditing
                                    Standards Number 70 issued by the American
                                    Institute of Certified Public Accountants.
c) Tax Fees:
                                    2003             none
                                    2004             none
d) All Other Fees:
                                    2003             none
                                    2004             none

The Registrant's Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the services listed above under paragraphs b, c and d.

Aggregate non-audit fees paid to the Registrant's auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $378,000 for fiscal year 2003 and $854,000 for fiscal year 2004. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors' independence.


ITEM 5 - Audit Committee of Listed Registrants

Not applicable.

ITEM 6 - Schedule of Investments

[logo - American Funds (r)]

CAPITAL WORLD BOND FUND
Investment portfolio

September 30, 2004

                                                                                         Principal amount     Market value
BONDS AND NOTES -- 95.36%                                                                           (000)            (000)


EURO -- 35.51%
German Government 5.00% 2005                                                               Euro     9,150       US$ 11,632
German Government 6.50% 2005                                                                        8,000           10,359
German Government 6.875% 2005                                                                       1,940            2,476
German Government 4.50% 2006                                                                        7,215            9,280
German Government 6.00% 2006                                                                          500              649
German Government 6.00% 2006                                                                        4,000            5,205
German Government 6.00% 2007                                                                        5,050            6,794
German Government 5.25% 2008                                                                       19,401           25,796
German Government 4.50% 2009                                                                        2,180            2,855
German Government 5.375% 2010                                                                      10,900           14,848
German Government 5.25% 2011                                                                       37,470           50,928
German Government 5.00% 2012                                                                       12,200           16,363
German Government 4.50% 2013                                                                       18,250           23,705
German Government 6.25% 2024                                                                       12,750           19,387
German Government 5.625% 2028                                                                       3,460            4,901
German Government 6.25% 2030                                                                       12,765           19,617
German Government 5.50% 2031                                                                        4,500            6,332
France (Republic of) Treasury Note 5.00% 2006                                                       6,000            7,697
French Government O.A.T. Eurobond 5.25% 2008                                                        3,589            4,787
French Government O.A.T. Eurobond 4.00% 2009                                                       22,550           28,905
French Government O.A.T. Eurobond 5.00% 2011                                                       22,220           29,866
French Government O.A.T. Eurobond Strip Principal 0% 2019                                          15,200            9,691
French Government O.A.T. Eurobond 5.50% 2029                                                        3,500            4,905
French Government O.A.T. Eurobond 4.75% 2035                                                        3,395            4,268
Netherlands Government Eurobond 6.00% 2006                                                          1,400            1,817
Netherlands Government Eurobond 5.75% 2007                                                          5,240            6,955
Netherlands Government Eurobond 5.25% 2008                                                          5,750            7,696
Netherlands Government Eurobond 3.75% 2009                                                          9,045           11,488
Netherlands Government Eurobond 5.50% 2010                                                          3,000            4,123
Netherlands Government Eurobond 5.00% 2012                                                          3,995            5,362
Netherlands Government Eurobond 7.50% 2023                                                          1,500            2,563
Netherlands Government Eurobond 5.50% 2028                                                          3,860            5,400
Spanish Government 4.80% 2006                                                                         250              324
Spanish Government 6.00% 2008                                                                       5,590            7,607
Spanish Government 6.15% 2013                                                                       9,000           12,991
Belgium (Kingdom of) 3.75% 2009                                                                     7,490            9,509
Belgium (Kingdom of) 4.25% 2014                                                                     2,160            2,723
Hellenic Republic 8.80% 2007                                                                        5,047            7,247
Hellenic Republic 8.60% 2008                                                                        1,994            2,922
Hellenic Republic 7.50% 2013                                                                        1,108            1,724
Bayerische Vereinsbank 5.50% 2008(2)                                                                  750            1,004
Bayerische Hypo- und Vereinsbank AG 6.625% 2010                                            Euro     1,300            1,845
Bayerische Hypo- und Vereinsbank AG 6.00% 2014                                                      4,000            5,517
HVB Funding Trust VIII 7.055% (undated)                                                             2,360            3,349
Deutsche Telekom International Finance BV 7.50% 2007(1)                                               750            1,034
Deutsche Telekom International Finance BV 8.125% 2012(1)                                            5,345            8,294
United Mexican States Government Eurobonds, Global 7.50% 2010                                       6,450            9,202
Banque Centrale de Tunisie 4.75% 2011                                                               4,500            5,655
Banque Centrale de Tunisie 4.75% 2011                                                               2,750            3,456
Bulgaria (Republic of) 7.50% 2013                                                                   2,138            3,171
Bulgaria (Republic of) 7.50% 2013                                                                   3,650            5,414
Edison SpA 6.375% 2007(1)                                                                           3,690            5,064
Edison SpA 5.125% 2010                                                                              2,265            2,978
Vivendi Environnement 5.875% 2008                                                                   1,500            2,023
Veolia Environnement 4.875% 2013                                                                    3,725            4,775
Telecom Italia SpA 5.625% 2007                                                                      2,280            2,994
Sogerim SA 7.00% 2011                                                                                 750            1,081
Telecom Italia SpA 6.25% 2012                                                                       1,760            2,447
NGG Finance PLC 5.25% 2006                                                                          2,000            2,591
NGG Finance PLC 6.125% 2011                                                                         2,715            3,771
Royal Bank of Scotland PLC 4.875% 2009                                                                250              328
RBS Capital Trust A, noncumulative trust preferred 6.467% (undated)                                 1,000            1,405
Royal Bank of Scotland Group PLC 6.625% (undated) (United Kingdom) (1)                              3,000            4,187
Halifax Group Euro Finance (Jersey) LP 7.627% (undated) (1)                                         3,880            5,816
Romania (Republic of) 10.625% 2008                                                                  2,565            3,919
Romania (Republic of) 8.50% 2012                                                                    1,235            1,893
British Telecommunications PLC 7.125% 2011(1)                                                       3,590            5,175
Deutsche Bank Capital Funding Trust IV, noncumulative trust preferred, Class B,
   5.33% (undated) (1)                                                                              3,900            5,096
Essent NV 4.50% 2013                                                                                3,665            4,596
mmO2 6.375% 2007                                                                                    3,150            4,202
France Telecom 7.50% 2008(1)                                                                        2,030            2,819
France Telecom 7.00% 2009                                                                             900            1,282
Rheinische Hypothekenbank Eurobond 4.25% 2008(2)                                                    3,000            3,877
MBNA Europe Funding PLC 6.50% 2007                                                                  2,700            3,615
BNP Paribas 5.25% 2014(1)                                                                             250              331
BNP Paribas Capital Trust 6.625% 2022                                                               2,200            3,134
TDC A/S, Series 19, 5.20% 2010                                                                      2,500            3,299
Aries Vermogensverwaltungs GmbH, Series B, 7.75% 2009                                               2,000            2,622
Barclays Bank PLC 7.50% (undated) (1)                                                               1,600            2,347
Bank of America Corp. 3.625% 2008                                                                   1,850            2,328
E.ON International Finance BV 5.75% 2009                                                            1,700            2,315
Skandinaviska Enskilda Banken AB 5.625% 2012(1)                                                     1,650            2,186
Ireland (Republic of) Eurobond 4.25% 2007                                                           1,000            1,291
Ireland (Republic of) Eurobond 5.00% 2013                                                             630              845
Mizuho Financial Group (Cayman) Ltd. 4.75% 2014(1)                                                  1,500            1,915
Sumitomo Mitsui Bank 4.375% 2014                                                                    1,485            1,854
Fortum Oyj 4.625% 2010                                                                              1,350            1,737
Standard Chartered Bank 5.375% 2009                                                                 1,200            1,598
International Paper Co. 5.375% 2006                                                                 1,135            1,467
Household Finance Corp. 5.125% 2009                                                                 1,000            1,325
Cadbury Schweppes Investments PLC, Series 41, 4.25% 2009                                            1,000            1,264
Antenna TV SA 9.75% 2008                                                                            1,000            1,261
Telefonica Europe BV 5.125% 2013                                                                      885            1,168
Svenska Handelsbanken AB 5.50% 2011(1)                                                                900            1,160
Ford Motor Credit Co. 6.75% 2008                                                                      800            1,078
International Endesa BV 5.375% 2013                                                        Euro       800            1,072
UPM-Kymmene Corp. 6.125% 2012                                                                         770            1,063
Telenet Communications NV 9.00% 2013                                                                  750              990
PLD International Finance LLC 4.375% 2011                                                             700              874
Munich Re Finance BV 6.75% 2023(1)                                                                    610              861
Finland (Republic of) 5.75% 2011                                                                      500              698
Societe Generale 5.625% 2012                                                                          440              599
UniCredito Italiano SpA 5.00% 2011(1)                                                                 455              589
Governor and Company of the Bank of Ireland 6.45% 2010                                                415              582
Anglian Water PLC 5.375% 2009                                                                         390              520
RWE Finance BV 6.125% 2012                                                                            250              353
Commerzbank AG 6.125% 2011                                                                            250              346
                                                                                                                   580,644

JAPANESE YEN -- 8.99%
Japanese Government 0.10% 2005                                                             (Y)  4,187,750           38,128
Japanese Government 0.40% 2006                                                                    150,000            1,372
Japanese Government 0.50% 2007                                                                    347,000            3,181
Japanese Government 0.90% 2008                                                                  4,475,000           41,450
Japanese Government 1.80% 2010                                                                    875,000            8,428
Japanese Government 0.50% 2013                                                                  4,768,900           40,542
Fannie Mae 2.125% 2007                                                                            570,000            5,465
Spain (Kingdom of) 3.10% 2006                                                                     370,000            3,553
Ontario (Province of) 1.875% 2010                                                                 225,000            2,172
SHL 1999-1 Corp. Ltd., Class A-2, 0.753% 2024(1),(2)                                               65,412              596
SHL 1999-1 Corp. Ltd., Class A-3, 2.09% 2024(2)                                                   125,792            1,161
KfW International Finance Inc. 1.75% 2010                                                         100,000              955
                                                                                                                   147,003

POLISH ZLOTY -- 3.24%
Polish Government 8.50% 2006                                                               PLZ      9,000            2,611
Polish Government 8.50% 2006                                                                       14,000            4,045
Polish Government 8.50% 2006                                                                       10,800            3,162
Polish Government 8.50% 2007                                                                      131,500           38,686
Polish Government 6.00% 2009                                                                        4,500            1,228
Polish Government 6.00% 2010                                                                       12,000            3,278
                                                                                                                    53,010

SWEDISH KRONOR -- 2.98%
Swedish Government 3.50% 2006                                                              SKr     14,000            1,945
Swedish Government 8.00% 2007                                                                      12,000            1,859
Swedish Government 5.00% 2009                                                                     180,750           26,160
Swedish Government 5.25% 2011                                                                      99,000           14,548
AB Spintab 6.00% 2009                                                                              28,000            4,170
                                                                                                                    48,682

SOUTH KOREAN WON -- 1.55%
Korean Government 4.50% 2008                                                               KRW 28,200,000           25,311


BRITISH POUNDS -- 1.40%
United Kingdom 8.50% 2005                                                                  Pound    2,625            4,971
United Kingdom 7.25% 2007                                                                             500              973
United Kingdom 5.00% 2008                                                                           4,150            7,585
United Kingdom 5.00% 2012                                                                           1,500            2,749
United Kingdom 6.00% 2028                                                                  Pound      250              539
United Kingdom 4.25% 2032                                                                           1,000            1,707
Halifax Building Society 11.00% 2014                                                                  650            1,635
Wal-Mart Stores Inc. 5.25% 2035                                                                       750            1,346
General Electric Capital Corp. 7.25% 2007                                                             350              669
Monumental Global Funding Ltd., Series 2001-N, 5.75% 2007                                             235              429
Koninklijke KPN NV, Series 7, 8.25% 2008                                                              170              336
                                                                                                                    22,939

TURKISH LIRA -- 1.40%
Turkey (Republic of) Treasury Bill 0% 2004                                             TRL  1,312,500,000              849
Turkey (Republic of) Treasury Bill 0% 2004                                                  3,500,000,000            2,298
Turkey (Republic of) Treasury Bill 0% 2005                                                  6,837,300,000            4,017
Turkey (Republic of) Treasury Bill 0% 2005                                                 28,839,500,000           15,718
                                                                                                                    22,882

MEXICAN PESOS -- 1.25%
United Mexican States Government, Series M10, 10.50% 2011                                  MXP     10,011              937
United Mexican States Government, Series MI10, 8.00% 2013                                          97,500            7,541
United Mexican States Government 8.00% 2023                                                       171,187           11,884
                                                                                                                    20,362

CANADIAN DOLLARS -- 1.13%
Canadian Government 7.25% 2007                                                             C$         250              217
Canadian Government 4.25% 2008                                                                      7,750            6,249
Canadian Government 5.50% 2010                                                                      8,700            7,358
Canadian Government 8.00% 2023                                                                      3,500            3,774
Manitoba Telecom Services Inc., Series 4, 5.85% 2009                                                1,000              830
                                                                                                                    18,428

HUNGARIAN FORINTS -- 1.00%
Hungarian Government 8.50% 2006                                                            HUF    580,000            2,840
Hungarian Government 6.25% 2007                                                                 1,226,380            5,619
Hungarian Government 6.25% 2008                                                                   700,000            3,147
Hungarian Government 7.00% 2009                                                                   950,000            4,365
Hungarian Government 6.75% 2013                                                                   100,000              446
                                                                                                                    16,417

DANISH KRONER -- 1.00%
Realkredit Danmark A/S, Series 23D, 5.00% 2035(2)                                          DKr     35,845            5,912
Nykredit 6.00% 2029(2)                                                                                538               94
Nykredit 5.00% 2035(2)                                                                             34,274            5,651
Kingdom of Denmark 7.00% 2004                                                                       2,500              421
Kingdom of Denmark 5.00% 2005                                                                      21,000            3,583
Kingdom of Denmark 6.00% 2009                                                                       2,800              522
Danske Kredit 6.00% 2029(2)                                                                           737              129
                                                                                                                    16,312

NORWEGIAN KRONER -- 0.58%
Norwegian Government 6.00% 2011                                                            NOK     57,500            9,571

NEW ZEALAND DOLLARS -- 0.56%
New Zealand Government 6.50% 2013                                                          NZ$      3,000            2,083
New Zealand Government 4.50% 2016(3)                                                                8,250            7,071
                                                                                                                     9,154

AUSTRALIAN DOLLARS -- 0.36%
News America Holdings Inc. 8.625% 2014                                                     A$       5,050            3,614
Australian Government 6.75% 2006                                                                    1,000              750
Australian Government 5.75% 2011                                                                    2,000            1,483
                                                                                                                     5,847

U.S. DOLLARS -- 34.41%
U.S. Treasury Obligations 1.125% 2005                                                      US$     11,025           10,948
U.S. Treasury Obligations 1.625% 2005                                                               3,750            3,727
U.S. Treasury Obligations 6.75% 2005                                                               16,495           16,969
U.S. Treasury Obligations 2.50% 2006                                                                3,000            3,002
U.S. Treasury Obligations 5.625% 2006                                                               3,300            3,447
U.S. Treasury Obligations 3.25% 2007                                                                1,000            1,011
U.S. Treasury Obligations 4.75% 2008(4)                                                            14,500           15,377
U.S. Treasury Obligations 3.625% 2008(3)                                                              703              771
U.S. Treasury Obligations 5.50% 2009                                                                5,000            5,478
U.S. Treasury Obligations 6.00% 2009                                                                2,420            2,706
U.S. Treasury Obligations 5.75% 2010(4)                                                            24,550           27,377
U.S. Treasury Obligations 5.00% 2011(4)                                                            10,350           11,125
U.S. Treasury Obligations 3.875% 2013                                                               2,410            2,395
U.S. Treasury Obligations 4.25% 2013                                                               33,250           33,754
U.S. Treasury Obligations 8.875% 2017(4)                                                            2,750            3,924
U.S. Treasury Obligations 8.125% 2019                                                               6,500            8,901
U.S. Treasury Obligations 7.875% 2021                                                               1,590            2,151
U.S. Treasury Obligations 5.25% 2028                                                                5,646            5,871
U.S. Treasury Obligations 5.25% 2029                                                               29,750           30,968
U.S. Treasury Obligations 3.875% 2029(3)                                                              501              762
U.S. Treasury Obligations 6.25% 2030                                                                  770              914
Fannie Mae 4.25% 2007(4)                                                                            2,875            2,962
Fannie Mae 6.00% 2008                                                                                 750              816
Fannie Mae 6.625% 2009(4)                                                                           9,000           10,152
Fannie Mae 6.00% 2013(2)                                                                            1,026            1,079
Fannie Mae 6.00% 2015(2)                                                                              676              710
Fannie Mae 5.00% 2019(2)                                                                              981              998
Fannie Mae, Series 2001-4, Class GA, 10.231% 2025(1),(2)                                               61               68
Fannie Mae 3.78% 2033(1),(2)                                                                        3,336            3,338
Fannie Mae 5.50% 2034(2)                                                                            1,937            1,965
Freddie Mac 3.50% 2007                                                                              3,000            3,031
Freddie Mac 6.625% 2009(4)                                                                          9,000           10,165
Freddie Mac 4.093% 2033(1),(2)                                                                      2,644            2,661
Freddie Mac: 6.00% 2032(2)                                                                          2,000            2,065
Russian Federation 8.25% 2010(2)                                                                   11,950           13,024
Russian Federation 5.00% 2030(1),(2)                                                                4,250            4,112
Development Bank of Singapore Ltd. 7.875% 2010(4),(5)                                               3,750            4,411
Development Bank of Singapore Ltd. 7.125% 2011(5)                                                     800              917
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference
   shares (undated) (1),(5)                                                                         3,800            4,420
Mizuho Financial Group (Cayman) Ltd. 5.79% 2014(5)                                                  1,050            1,085
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred
   (undated) (1),(5)                                                                                2,000            2,349
IBJ Preferred Capital Co. LLC, Series A, 8.79% noncumulative preferred
   (undated) (1),(5)                                                                                4,070            4,673
Kazkommerts International BV 10.125% 2007                                                           1,000            1,090
Kazkommerts International BV 8.50% 2013(5)                                                          2,000            2,040
Kazkommerts International BV (CGMD) 7.375% 2014(1),(5)                                              1,250            1,225
Kazkommerts International BV 7.875% 2014(5)                                                         3,500            3,386
Dominican Republic 9.50% 2006(5)                                                                    2,600            2,236
Dominican Republic 9.50% 2006                                                                       1,250            1,075
Dominican Republic 9.04% 2013(5)                                                                    4,200            3,276
Dominican Republic 9.04% 2013                                                                       1,000              780
Household Finance Corp. 6.40% 2008                                                                    500              546
HSBC Capital Funding 4.61% (undated) (1),(5)                                                        6,500            6,263
Deutsche Telekom International Finance BV 8.50% 2010(1)                                             4,000            4,800
Deutsche Telekom International Finance BV 9.25% 2032(1)                                             1,250            1,748
Open Joint Stock Co. Gazprom 9.125% 2007                                                            2,250            2,470
Gazprom Capital SA, Series 2, 8.625% 2034(5)                                                        3,000            3,203
UFJ Finance Aruba AEC 6.75% 2013                                                                    1,500            1,666
Tokai Preferred Capital Co. LLC, Series A, 9.98% noncumulative preferred
   (undated) (1),(5)                                                                                3,250            3,826
Vodafone Group PLC 7.75% 2010                                                                       2,250            2,642
Vodafone Group PLC 5.375% 2015                                                                      2,000            2,072
Woori Bank 5.75% 2014(1),(5)                                                                        4,500            4,691
Colombia (Republic of) 10.00% 2012                                                                  2,550            2,838
Colombia (Republic of) Global 10.75% 2013                                                           1,500            1,727
Ukraine Government 7.65% 2013(5)                                                                    4,500            4,523
Aries Vermogensverwaltungs GmbH, Series C, 9.60% 2014(5)                                            4,000            4,510
Panama (Republic of) Global 9.625% 2011                                                               280              323
Panama (Republic of) 9.375% 2012                                                                    2,315            2,633
Panama (Republic of) 10.75% 2020                                                                      750              904
Panama (Republic of) Global 9.375% 2029                                                               130              146
Panama (Republic of) 8.125% 2034                                                                      500              485
General Motors Acceptance Corp. 7.25% 2011(4)                                                       1,500            1,604
General Motors Acceptance Corp. 7.00% 2012                                                          2,040            2,138
General Motors Corp. 8.375% 2033                                                                      680              724
Korea First Bank 7.267% 2034(1),(5)                                                                 4,250            4,374
France Telecom 7.95% 2006(1)                                                                          500              534
France Telecom 8.50% 2011(1)                                                                        2,980            3,572
Enersis SA 7.375% 2014                                                                              3,775            3,965
SK Telecom Co., Ltd. 4.25% 2011(5)                                                                  3,500            3,412
SB Treasury Co. LLC, Series A, 9.40% noncumulative preferred (undated) (1),(5)                      2,800            3,309
Telecom Italia Capital, Series B, 5.25% 2013(5)                                                     3,000            3,062
British Telecommunications PLC 8.375% 2010(1)                                                       2,400            2,898
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009(2),(5)                                        2,803            2,778
Freeport-McMoRan Copper & Gold Inc. 10.125% 2010                                                    2,400            2,727
Uruguay (Republic of) 7.25% 2011                                                                    1,000              945
Uruguay (Republic of) 7.50% 2015                                                                    2,000            1,780
DaimlerChrysler North America Holding Corp. 4.75% 2008                                                530              546
DaimlerChrysler North America Holding Corp. 7.75% 2011                                              1,500            1,746
DaimlerChrysler North America Holding Corp. 8.50% 2031                                                300              368
Columbia/HCA Healthcare Corp. 7.00% 2007                                                              600              641
Columbia/HCA Healthcare Corp. 8.85% 2007                                                              485              532
HCA Inc. 6.95% 2012                                                                                 1,000            1,081
HCA Inc. 6.75% 2013                                                                                   370              394
State of Qatar 9.75% 2030                                                                           1,750            2,524
Burns Philp Capital Pty Ltd. and Burns Philp Capital (U.S.) Inc., Series B,
   9.50% 2010                                                                                         250              273
Burns Philp Capital Pty Ltd. and Burns Philp Capital (U.S.) Inc., Series B,
   10.75% 2011                                                                                        500              555
Burns Philp Capital Pty Ltd., Series B, 9.75% 2012                                                  1,500            1,613
Government National Mortgage Assn. 6.00% 2013(2)                                                      427              453
Government National Mortgage Assn. 8.50% 2021(2)                                                        4                4
Government National Mortgage Assn. 6.00% 2034(2)                                                    1,885            1,958
Ford Motor Credit Co. 7.875% 2010                                                                   1,500            1,675
Ford Motor Co. 7.45% 2031                                                                             740              728
PETRONAS Capital Ltd. 7.00% 2012(5)                                                                 2,050            2,340
Norske Skogindustrier ASA 7.625% 2011(5)                                                            1,690            1,924
Norske Skogindustrier ASA 7.125% 2033(5)                                                              360              381
American Tower Corp. 9.375% 2009                                                                    1,339            1,426
American Tower Corp. 7.125% 2012(5)                                                                   375              373
American Tower Corp. 7.50% 2012                                                                       475              487
Crown Castle International Corp. 9.375% 2011                                                          500              578
Crown Castle International Corp. 7.50% 2013                                                           700              737
Crown Castle International Corp., Series B, 7.50% 2013                                                900              947
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series H,
   6.25% 2012(5)                                                                                    1,375            1,409
Nevada Power Co., General and Ref. Mortgage Notes, Series G, 9.00% 2013                               500              578
Sierra Pacific Resources 8.625% 2014(5)                                                               250              273
AES Corp. 9.50% 2009                                                                                  750              842
AES Corp. 8.75% 2013(5)                                                                             1,250            1,416
Skandinaviska Enskilda Banken 6.875% 2009                                                           1,985            2,218
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-AR11, Class A,
   4.73% 2034(1),(2)                                                                                2,150            2,148
Polish Government 5.25% 2014                                                                        2,000            2,073
Telefonica Europe BV 7.75% 2010                                                                     1,750            2,065
Peru (Republic of) 9.875% 2015                                                                      1,750            2,021
Banque Centrale de Tunisie 7.375% 2012                                                              1,750            1,997
Edison Mission Energy 10.00% 2008                                                                   1,250            1,469
Edison Mission Energy 7.73% 2009                                                                      500              528
Jacuzzi Brands, Inc. 9.625% 2010                                                                    1,750            1,943
Qwest Capital Funding, Inc. 7.75% 2006                                                                500              504
Qwest Capital Funding, Inc. 7.00% 2009                                                                900              828
Qwest Services Corp. 13.50% 2010(5)                                                                   500              586
Cendant Corp. 7.375% 2013                                                                           1,500            1,738
Six Flags, Inc. 9.50% 2009                                                                            500              491
Six Flags, Inc. 9.75% 2013                                                                            800              760
Six Flags, Inc. 9.625% 2014                                                                           500              470
Solectron Corp. 9.625% 2009                                                                         1,500            1,669
SocGen Real Estate Co. LLC, Series A, 7.64% (undated) (1),(5)                                       1,500            1,666
Illinois Power Special Purpose Trust, Series 1998-1, Class A-6, 5.54% 2009(2)                       1,575            1,648
Dynegy Holdings Inc. 10.125% 2013(5)                                                                1,425            1,646
Verizon Global Funding Corp. 7.25% 2010                                                             1,390            1,605
Cinemark USA, Inc. 9.00% 2013                                                                       1,120            1,257
Cinemark, Inc. 0%/9.75% 2014(6)                                                                       500              346
Costa Rica (Republic of) 9.00% 2011                                                                 1,500            1,598
Koninklijke KPN NV 8.00% 2010                                                                       1,340            1,595
TFM, SA de CV 10.25% 2007                                                                             585              608
TFM, SA de CV 11.75% 2009                                                                             170              173
TFM, SA de CV 12.50% 2012                                                                             715              797
Verizon Wireless Capital LLC and Cellco Partnership 5.375% 2006                                     1,500            1,571
Petrozuata Finance, Inc., Series B, 8.22% 2017(2),(5)                                               1,060            1,049
Petrozuata Finance, Inc., Series B, 8.22% 2017(2)                                                     525              520
Old Dominion Electric Cooperative, Series 2003-A, 5.676% 2028(2)                                    1,500            1,544
MMCA Auto Owner Trust, Series 2002-2, Class A-4, 4.30% 2010(2)                                      1,500            1,513
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1,
   7.00% 2033(2)                                                                                    1,429            1,499
Nomura Asset Securities Corp., Series 1998-D6, Class A-1A, 6.28% 2030(2)                            1,391            1,456
Guatemala (Republic of) 10.25% 2011(5)                                                                750              878
Guatemala (Republic of) 9.25% 2013(5)                                                                 500              563
Tenneco Automotive Inc., Series B, 10.25% 2013                                                      1,250            1,431
Radio One, Inc., Series B, 8.875% 2011                                                              1,260            1,395
Bulgaria (Republic of) 8.25% 2015                                                                   1,127            1,389
Pathmark Stores, Inc. 8.75% 2012                                                                    1,470            1,382
United Mexican States Government Global 4.625% 2008                                                 1,025            1,037
United Mexican States Government Global 10.375% 2009                                                  250              308
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A-3,
   6.238% 2034(2)                                                                                   1,200            1,291
Graphic Packaging International, Inc. 8.50% 2011                                                    1,150            1,291
Carmike Cinemas, Inc. 7.50% 2014                                                                    1,250            1,272
Young Broadcasting Inc. 8.50% 2008                                                                  1,000            1,068
Young Broadcasting Inc. 10.00% 2011                                                                   170              176
Westpac Capital Trust IV 5.256% (undated) (1),(5)                                                   1,250            1,231
Owens-Illinois, Inc. 7.35% 2008                                                                       400              415
Owens-Brockway Glass Container Inc. 8.875% 2009                                                        25               27
Owens-Illinois, Inc. 7.50% 2010                                                                       600              617
Owens-Brockway Glass Container Inc. 7.75% 2011                                                        160              171
Indonesia (Republic of) 6.75% 2014(5)                                                               1,250            1,216
Ecuador (Republic of) 8.00% 2030(1)                                                                 1,465            1,192
William Lyon Homes, Inc. 10.75% 2013                                                                1,000            1,160
General Electric Capital Corp., Series A, 6.75% 2032                                                1,000            1,155
Stoneridge, Inc. 11.50% 2012                                                                        1,000            1,138
Potlatch Corp. 10.00% 2011                                                                          1,000            1,135
Chase Commercial Mortgage Securities Corp., Series 1998-1, Class A-2, 6.56%
   2030(2)                                                                                          1,041            1,133
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR7, Class A-7,
   3.842% 2033(1),(2)                                                                               1,144            1,132
LBI Media, Inc. 10.125% 2012                                                                        1,000            1,125
Earle M. Jorgensen Co. 9.75% 2012                                                                   1,000            1,115
PSEG Energy Holdings Inc. 8.625% 2008                                                               1,000            1,108
Ispat Inland ULC 9.75% 2014                                                                         1,000            1,108
Associated Materials Inc. 0%/11.25% 2014(5),(6)                                                     1,500            1,099
Seneca Gaming Corp. 7.25% 2012(5)                                                                   1,050            1,089
Tyco International Group SA 6.125% 2009                                                             1,000            1,088
NiSource Finance Corp. 6.15% 2013                                                                   1,000            1,086
Gold Kist Inc. 10.25% 2014(5)                                                                         965            1,076
Philippines (Republic of) Global 10.625% 2025                                                       1,000            1,073
Litigation Settlement Monetized Fee Trust I, Series 2001-1, Class A-2 10.98%
   2031(2),(5)                                                                                      1,000            1,070
Quintiles Transnational Corp. 10.00% 2013                                                           1,000            1,065
GMAC Commercial Mortgage Securities, Inc., Series 1999-C1, Class A-1, 5.83%
   2033(2)                                                                                          1,017            1,053
Hilton Hotels Corp. 8.25% 2011                                                                        880            1,044
Clear Channel Communications, Inc. 7.65% 2010                                                         250              286
Clear Channel Communications, Inc. 5.50% 2014                                                         760              757
AMC Entertainment Inc. 9.875% 2012                                                                  1,000            1,040
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC
   10.125% 2013                                                                                       590              624
Centennial Communications Corp., Centennial Cellular Operating Co. LLC and
   Centennial Puerto Rico Operating Corp. 8.125% 2014(1),(5)                                          425              407
Perkins Family Restaurants, LP, Perkins Finance Corp., Series B, 10.125% 2007                       1,000            1,023
Motorola, Inc. 8.00% 2011                                                                             840            1,011
BellSouth Corp. 4.20% 2009                                                                          1,000            1,007
WH Holdings (Cayman Islands) Ltd. and WH Capital Corp. 9.50% 2011                                     925            1,006
Micron Technology, Inc. 6.50% 2005(5)                                                               1,000              990
SBC Communications Inc. 5.625% 2016                                                                   610              625
SBC Communications Inc. 6.45% 2034                                                                    350              360
Koppers Inc. 9.875% 2013                                                                              875              971
Archstone-Smith Operating Trust 5.625% 2014                                                           910              944
General Maritime Corp. 10.00% 2013                                                                    825              942
United Rentals (North America), Inc. 7.75% 2013                                                       500              471
United Rentals (North America), Inc., Series B, 7.00% 2014                                            500              446
Laidlaw International, Inc. 10.75% 2011                                                               800              917
MDC Holdings, Inc. 5.50% 2013                                                                         900              916
RH Donnelley Inc. 10.875% 2012(5)                                                                     750              913
Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed
   Bonds, 6.125% 2027                                                                                 940              903
Tenet Healthcare Corp. 6.375% 2011                                                                  1,000              903
Western Wireless Corp. 9.25% 2013                                                                     875              897
Univision Communications Inc. 7.85% 2011                                                              760              894
Viacom Inc. 6.625% 2011                                                                               800              890
Brazil (Federal Republic of) Global 9.25% 2010                                                        825              889
Downey Financial Corp. 6.50% 2014                                                                     840              881
Fairfax Financial Holdings Ltd. 7.75% 2012                                                            960              874
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011(2),(5)                                806              870
SLM Corp., Series A, 5.00% 2015                                                                       875              868
UnitedHealth Group Inc. 5.00% 2014                                                                    850              862
CHL Mortgage Pass-Through Trust, Series 2003-HYB3, Class 4-A-1, 3.50%
   2033(1),(2)                                                                                        869              860
Gerdau Ameristeel Corp. and GUSAP Partners 10.375% 2011                                               750              859
Hollinger Participation Trust 12.125% 2010(1),(5),(7)                                                 739              848
Technical Olympic USA, Inc. 10.375% 2012                                                              750              844
American Cellular Corp., Series B, 10.00% 2011                                                        500              408
Dobson Communications Corp. 8.875% 2013                                                               670              436
ACE INA Holdings Inc. 5.875% 2014                                                                     800              837
FelCor Lodging LP 9.00% 2011(1)                                                                       750              829
Mediacom LLC and Mediacom Capital Corp. 9.50% 2013                                                    850              822
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 2012                        750              803
Buffets, Inc. 11.25% 2010                                                                             750              799
Dex Media, Inc., Series B, 8.00% 2013                                                                 750              791
Regal Cinemas Corp., Series B, 9.375% 2012(8)                                                         700              781
Argosy Gaming Co. 7.00% 2014                                                                          750              777
International Lease Finance Corp. 4.75% 2009                                                          750              773
El Salvador (Republic of) 7.625% 2034(5)                                                              750              773
Charter Communications Holdings, LLC and Charter Communications Holdings Capital
   Corp. 10.75% 2009                                                                                  325              268
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013                                           500              493
Nextel Partners, Inc. 12.50% 2009                                                                     171              198
Nextel Partners, Inc. 8.125% 2011                                                                     525              559
Korea East-West Power Co., Ltd. 4.875% 2011(5)                                                        750              756
Toys "R" Us, Inc. 7.875% 2013                                                                         475              476
Toys "R" Us, Inc. 7.375% 2018                                                                         295              275
Allied Waste North America, Inc., Series B, 8.875% 2008                                               250              273
Allied Waste North America, Inc., Series B, 5.75% 2011                                                250              239
Allied Waste North America, Inc., Series B, 6.125% 2014                                               250              234
Triton PCS, Inc. 8.75% 2011                                                                           375              257
Triton PCS, Inc. 9.375% 2011                                                                          675              488
Hospitality Properties Trust 6.75% 2013                                                               690              743
Payless ShoeSource, Inc. 8.25% 2013                                                                   750              731
Residential Asset Securities Corp. Trust, Series 2001-KS3, Class A-I-6, 5.96%
   2031(2)                                                                                            700              720
Bombardier Inc. 6.30% 2014(5)                                                                         830              718
Xerox Corp. 7.125% 2010                                                                               655              702
Aztar Corp. 7.875% 2014(5)                                                                            650              692
Nextel Communications, Inc. 7.375% 2015                                                               625              675
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A-1, 6.079% 2033(2)                        627              668
Foundation PA Coal Co. 7.25% 2014(5)                                                                  625              667
J.C. Penney Co., Inc. 7.60% 2007                                                                      600              658
Kabel Deutschland GmbH 10.625% 2014(5)                                                                600              657
WCI Communities, Inc. 10.625% 2011                                                                    325              368
WCI Communities, Inc. 9.125% 2012                                                                     250              280
Electronic Data Systems Corp., Series B, 6.00% 2013(1)                                                640              647
Wells Fargo & Co. 3.50% 2008                                                                          625              627
Rhodia 10.25% 2010                                                                                    600              624
ON Semiconductor Corp. and Semiconductor Components Industries, LLC 13.00%
   2008(1)                                                                                            536              603
Pemex Project Funding Master Trust 9.125% 2010                                                        500              596
Synagro Technologies, Inc. 9.50% 2009                                                                 550              591
Sanmina-SCI Corp. 10.375% 2010                                                                        500              574
Sprint Capital Corp. 6.00% 2007                                                                       250              265
Sprint Capital Corp. 6.875% 2028                                                                      290              305
NextMedia Operating, Inc. 10.75% 2011                                                                 500              566
Office Depot, Inc. 6.25% 2013                                                                         525              563
Petro Stopping Centers, LP and Petro Financial Corp. 9.00% 2012                                       525              559
Liberty Media Corp. 7.875% 2009                                                                       500              559
Steel Dynamics, Inc. 9.50% 2009                                                                       500              558
Atlantic Broadband Finance, LLC and Atlantic Broadband Finance, Inc. 9.375%
   2014(5)                                                                                            575              548
Premcor Refining Group Inc. 7.75% 2012                                                                500              548
Blockbuster Inc. 9.00% 2012(5)                                                                        525              547
Northwest Airlines, Inc. 9.875% 2007                                                                  400              304
Northwest Airlines, Inc. 10.00% 2009                                                                  350              243
Centex Corp. 4.75% 2008                                                                               525              540
Argo-Tech Corp. 9.25% 2011(5)                                                                         500              539
Entravision Communications Corp. 8.125% 2009                                                          500              534
Equistar Chemicals, LP 10.125% 2008                                                                   325              368
Equistar Chemicals, LP 8.75% 2009                                                                     150              162
Horizon Lines, LLC and Horizon Lines Holding Corp. 9.00% 2012(5)                                      500              530
Host Marriott, LP, Series K, 7.125% 2013                                                              500              528
Washington Mutual, Inc. 5.625% 2007                                                                   500              526
Argentina (Republic of) 1.98% 2012(1),(2)                                                             600              443
Argentina (Republic of) Global 12.25% 2018(2),(7),(9)                                                 223               67
Dominion Resources, Inc., Series B, 4.125% 2008                                                       500              507
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026(2),(5)                                        470              506
Cincinnati Bell Inc. 7.25% 2013                                                                       500              484
Visteon Corp. 7.00% 2014                                                                              500              478
Newfield Exploration Co. 6.625% 2014(5)                                                               450              471
MetLife, Inc. 3.911% 2005                                                                             440              445
Rite Aid Corp. 6.875% 2013                                                                            500              440
Viasystems, Inc. 10.50% 2011                                                                          450              430
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class II-A-1, 4.67%
   2034(1),(2)                                                                                        421              418
First Union National Bank Commercial Mortgage Trust, Series 2000-C1, Class A-1,
   7.739% 2032(2)                                                                                     376              412
INVISTA 9.25% 2012(5)                                                                                 375              402
Ahold Finance U.S.A., Inc. 8.25% 2010                                                                 350              396
Millennium America Inc. 7.625% 2026                                                                   425              393
Nortek, Inc. 8.50% 2014(5)                                                                            370              389
BCP Caylux Holdings Luxembourg SCA 9.625% 2014(5)                                                     125              136
Crystal US Holdings 3 LLC and Crystal US Sub 3 Corp., Series B, 0%/10.50%
   2014(5),(6)                                                                                        400              241
Delta Air Lines, Inc. 7.70% 2005                                                                      850              374
Telenet Group Holding NV 0%/11.50% 2014(5),(6)                                                        490              363
CS First Boston Mortgage Securities Corp., Series 2004-AR1, Class II-A-1,
   4.798% 2034(1),(2)                                                                                 350              353
Jostens IH Corp. 7.625% 2012(5)                                                                       325              328
AT&T Wireless Services, Inc. 8.75% 2031                                                               240              316
HVB Funding Trust I 8.741% 2031(5)                                                                    250              314
Winn-Dixie Stores, Inc. 8.875% 2008                                                                   375              308
Toll Brothers, Inc. 6.875% 2012                                                                       250              279
Huntsman LLC 11.50% 2012(5)                                                                           250              277
Telstra Corp. Ltd. 6.375% 2012                                                                        250              276
Schering-Plough Corp. 5.30% 2013                                                                      250              259
ICI Wilmington, Inc. 4.375% 2008                                                                      250              253
Venezuela (Republic of) 9.25% 2027                                                                    245              242
Bombardier Recreational Products 8.375% 2013(5)                                                       225              238
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.528%
   2027(1),(2),(5)                                                                                    214              231
Jean Coutu Group (PJC) Inc. 8.50% 2014(5)                                                             175              175
Ainsworth Lumber Co. Ltd. 7.25% 2012(5)                                                               150              152
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured,
   5.70% 2023(2),(5)                                                                                  109              113
SpectraSite, Inc. 8.25% 2010                                                                          100              108
Standard Aero Holdings, Inc. 8.25% 2014(5)                                                            100              104
PETCO Animal Supplies, Inc. 10.75% 2011                                                                75               87
Great Atlantic & Pacific Tea Co., Inc. 9.125% 2011                                                    100               77
                                                                                                                   562,589

TOTAL BONDS AND NOTES (cost: $1,447,937,000)                                                                     1,559,151




RIGHTS AND WARRANTS -- 0.00%                                                                       Shares


U.S. DOLLAR -- 0.00%
GT Group Telecom Inc., warrants, expire 2010(5),(8),(10)                                            1,000                0


TOTAL RIGHTS AND WARRANTS (cost: $52,000)                                                                                0





PREFERRED STOCKS -- 0.02%


U.S. DOLLAR -- 0.02%
Dobson Communications Corp. 13.00% senior exchangeable preferred 2009(8)                              737              332


TOTAL PREFERRED STOCKS (cost: $552,000)                                                                                332





COMMON STOCKS -- 0.10%


U.S. DOLLAR -- 0.10%
NTELOS Inc.(8),(10)                                                                               428,891            1,621


TOTAL COMMON STOCKS (cost: $1,164,000)                                                                               1,621











                                                                                         Principal amount     Market value
SHORT-TERM SECURITIES -- 3.08%                                                                      (000)            (000)


Barton Capital Corp. 1.75% due 10/1/2004(5)                                                US$     12,400           12,399
Rio Tinto PLC 1.74% due 10/5/2004(5)                                                               10,000            9,998
KfW International Finance Inc. 1.74% due 10/6/2004(5)                                              10,000            9,997
GlaxoSmithKline Finance PLC 1.76% due 10/7/2004                                                    10,000            9,997
BMW U.S. Capital Corp. 1.75% due 10/22/2004(5)                                                      8,000            7,991
                                                                                                                    50,382

TOTAL SHORT-TERM SECURITIES (cost: $50,382,000)                                                                     50,382


TOTAL INVESTMENT SECURITIES (cost: $1,500,087,000)                                                               1,611,486
Other assets less liabilities                                                                                       23,530

NET ASSETS                                                                                                    US$1,635,016



(1) Coupon rate may change periodically.
(2) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(3) Index-linked bond whose principal amount moves with a government retail price index.
(4) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(5) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $151,135,000, which represented 9.24% of the net assets of the fund.
(6) Step bond; coupon rate will increase at a later date.
(7) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(8) Valued under fair value procedures adopted by authority of the Board of Directors.
(9) Scheduled interest payments not made; reorganization pending.
(10) Security did not produce income during the last 12 months.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON DETAILED SCHEDULE OF INVESTMENTS

To the Shareholders and
Board of Directors of
Capital World Bond Fund, Inc.:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of Capital World Bond Fund, Inc. (the "Fund") as of September 30, 2004, and for the year then ended and have issued our report thereon dated November 11, 2004, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund's investment portfolio (the "Schedule") as of September 30, 2004 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund's management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.


DELOITTE & TOUCHE LLP
November 11, 2004
Costa Mesa, California

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 9 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating committee comprised solely of persons who are not considered "interested persons" of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the nominating committee of the Registrant, c/o the Registrant's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating committee.


ITEM 10 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11 - Exhibits

(a) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(b) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL WORLD BOND FUND, INC.

By

/s/ Abner D. Goldstine
-------------------------------------------------------
Abner D. Goldstine, President and PEO

Date: December 8, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By

/s/ Abner D. Goldstine
-------------------------------------------------------------------
Abner D. Goldstine, President and PEO

Date: December 8, 2004



By
/s/ Sharon G. Moseley
------------------------------------------------------
Sharon G. Moseley, Treasurer and PFO

Date: December 8, 2004